UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 – October 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Income Fund

**Annual report**
**10 | 31 | 21**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 21

Message from the Trustees

December 9, 2021

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year. Corporate earnings rose as the economy reopened and stimulus policies helped increase demand. Bonds, on the other hand, had a subpar year amid higher inflation. To respond to inflation risk, in part, the U.S. Federal Reserve has begun to reduce its monthly asset purchases, a program put in place during the Covid-19 pandemic.

Changes and opportunities lie ahead. In November, Congress passed the bipartisan Infrastructure Investment and Jobs Act. It will increase funding for roads, ports, rail, and other projects in the coming decade.

As companies continue to adapt to the pandemic, many of them face new challenges, like rebuilding supply chains, hiring workers, and addressing climate risk. Amid all of it, Putnam’s researchers will be actively looking for potential investments to meet the goals of your fund.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 35 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Source: Federal Reserve data as of 10/31/21. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

Allocations are shown as a percentage of the fund’s net assets as of 10/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/21. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

All Bloomberg indices provided by Bloomberg Index Services Limited.

4 Income Fund

Mike, what was the fund’s investment environment like during the reporting period?

Early in the period, news of multiple vaccines stirred hopes of returning to more regularity in the economy, markets, and society in 2021. By the second quarter of 2021, a massive rollout of Covid-19 vaccines led to an almost full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand, combined with fiscal and monetary stimulus, fueled a robust economic rebound.

Later in the period, we had to navigate a number of uncertainties. These included an uptick in Delta-variant Covid-19 cases alongside concerns that higher inflation — driven, in part, by surging energy prices — would persist. Investors also began anticipating when the U.S. Federal Reserve would start reducing the vast bond-buying program it launched to help support the economy. Also dogging markets were fears of credit-risk contagion from heavily indebted property developer China Evergrande Group, as well as data showing that U.S. economic growth was starting to slow. Uncertainty in Washington, D.C., over the U.S. House of Representatives vote on a $1 trillion

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

infrastructure bill weighed on investors’ minds as well. The bill passed shortly after the period ended.

In early November 2021, the Fed began winding down its $120-billion-per-month bond-purchase program by $15 billion per month. This pace could phase out purchases entirely by next June. Fed Chair Jerome Powell said officials had pulled forward the potential end date for the bond-buying program. They want to be prepared to raise interest rates next year to cool down the economy if inflationary pressures broaden.

Within this environment, risk-driven assets performed well overall but pulled back late in the period. High-yield corporate credit was among the leading segments, gaining about 11% as yield spreads tightened considerably. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Investment-grade credit posted a more subdued gain, dampened by a late-period rise in longer-term interest rates. Outside of credit, Treasuries and other U.S. government securities generated modestly negative performance. However, Treasury Inflation-Protected Securities [TIPS] advanced by about 7%, fueled by inflation reaching multiyear highs.

The fund lagged both its benchmark and the average return of its Lipper peer group for the period. Which holdings and strategies hampered relative performance?

Our interest-rate and yield-curve strategy was the primary relative detractor. The portfolio was positioned to benefit if inflation declined and real interest rates rose. Unfortunately, the opposite occurred during the period. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.]

6 Income Fund

Our interest-rate and yield-curve strategy is intended to provide a degree of protection against underperformance of risk-based assets. Historically, nearly all episodes of risk-asset weakness have occurred during periods of declining inflation or rising real interest rates. However, the Fed’s bond-buying program has disrupted these typical patterns, in our view. Now that the Fed has started to reduce its bond purchases, we believe the backdrop for our interest-rate and yield-curve strategy could become more supportive over time.

A modest allocation to securities targeting prepayment-related risk — primarily agency interest-only collateralized mortgage obligations [IO CMOs] — also detracted versus the benchmark. These securities benefit when homeowners refinance or pay off their mortgages at a slower rate than investors anticipate, and vice versa. Seeking to capitalize on historically low mortgage rates and rapidly rising home prices, homeowners refinanced their mortgages faster than market expectations for most of the period. Entering the second quarter of 2021, we believe investors expected prepayment speeds to slow as the mortgage industry moved into the later stages of the refinancing cycle, but speeds remained elevated. This led market participants to adjust their models to account for increased prepayment speeds into the foreseeable future, which in turn drove the prices of IO CMOs lower.

What helped performance versus the benchmark during the period?

Mortgage credit holdings added the most value on a relative basis, led by our exposure to commercial mortgage-backed securities [CMBS]. Lower volatility, strong demand from investors, and better overall fundamentals boosted the sector following significant volatility in the first half of 2020.

In the residential mortgage market, positions in agency credit risk transfer [CRT] securities

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 7

also aided performance. A variety of factors helped agency CRTs, including housing-related Covid-19 government policy measures, housing market strength, and optimism about the reopening of the economy. During the summer, the sector also received a lift from reduced uncertainty about the effect a government-mandated mortgage forbearance program would have on CRT cash flows.

How did corporate credit affect the fund’s relative performance during the period?

Holdings of investment-grade [IG] corporate bonds had a neutral impact on relative results this period. During the first half of the period, lower-than-benchmark exposure to the sector modestly hampered relative performance as spreads tightened and prices rose. We moved to a slight overweight allocation later in the period. This shift proved beneficial and offset earlier underperformance.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks as well as to gain access to specific areas of the market. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.] We employed bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to help manage the fund’s duration and yield-curve positioning. We utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions. We used total return swaps to help manage the fund’s sector exposure.

What is your near-term outlook?

As of period-end, U.S. economic growth expectations had moderated somewhat. However, we believe U.S. gross domestic product will

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Income Fund

continue to grow at a rate above the longer-term trend into 2022. We were encouraged that, as of October 31, U.S. cases of, and hospitalizations from, Covid-19 continued to steadily decline. The country seems to be moving past a July surge caused by the highly transmissible Delta variant, in our opinion.

We think these factors will support continued solid growth in corporate earnings. Strong cash-flow generation has helped boost companies’ earnings and enabled them to reduce debt, creating an overall positive backdrop for credit fundamentals, in our view.

We think less bond buying by the Fed is likely to nudge both real and nominal Treasury yields higher in the months ahead. That said, we think the trend toward higher rates will be gradual as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

What are your current views on the various sectors in which the fund invests?

Within this environment, we have a positive outlook for the fundamentals and overall supply-and-demand backdrop of IG corporate credit. Our view on valuation is more neutral, however, given the relative tightness of yield spreads as of period-end.

In the CMBS market, we believe there are attractive risk-adjusted investment opportunities available amid an improving fundamental backdrop. We continue to find value among issues that have been on the market for a few years. At the same time, we are also investing in newer issues backed by relatively long leases and what we consider to be strong underwriting.

Within residential mortgage credit, given low mortgage rates, high demand, and a declining inventory of available homes, we think home prices are likely to continue rising. Given that prices have already risen substantially, we are aware that affordability has become a constraint for many prospective buyers. Against this backdrop, even with tighter yield spreads, we are finding value in investment-grade securities backed by non-agency residential loans. We also see value in legacy residential mortgage-backed securities and lower-quality segments of the agency CRT market.

Despite the challenging environment for prepayment-related strategies so far in 2021, we continue to have conviction in this allocation for both its return potential and diversification benefits. In our view, IO CMOs and other types of prepayment-related securities offer attractive risk-adjusted return potential at current price levels if refinancing activity recedes and mortgage prepayment speeds slow.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.25%	44.89%	3.78%	21.27%	3.93%	16.45%	5.21%	–0.94%
After sales charge	7.19	39.09	3.35	16.42	3.09	11.79	3.79	–4.91
Class B (3/1/93)
Before CDSC	7.12	36.45	3.16	16.79	3.15	13.90	4.43	–1.59
After CDSC	7.12	36.45	3.16	14.80	2.80	10.90	3.51	–6.30
Class C (7/26/99)
Before CDSC	7.16	36.39	3.15	16.75	3.15	13.89	4.43	–1.56
After CDSC	7.16	36.39	3.15	16.75	3.15	13.89	4.43	–2.50
Class M (12/14/94)
Before sales charge	6.84	41.32	3.52	19.72	3.67	15.60	4.95	–1.16
After sales charge	6.79	36.72	3.18	15.83	2.98	11.84	3.80	–4.38
Class R (1/21/03)
Net asset value	6.99	41.44	3.53	19.81	3.68	15.83	5.02	–1.03
Class R5 (7/2/12)
Net asset value	7.37	49.35	4.09	23.21	4.26	17.56	5.54	–0.48
Class R6 (7/2/12)
Net asset value	7.38	50.29	4.16	23.45	4.30	17.80	5.61	–0.46
Class Y (6/16/94)
Net asset value	7.36	48.73	4.05	22.85	4.20	17.41	5.50	–0.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg U.S. Aggregate
Bond Index	—*	34.37%	3.00%	16.46%	3.10%	17.84%	5.63%	–0.48%
Lipper Core Bond Funds
category average†	—*	36.95	3.18	17.50	3.27	18.46	5.80	0.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/21, there were 511, 484, 423, and 320 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,645 and $13,639, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,672. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,144, $14,935, $15,029, and $14,873, respectively.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Income Fund 11

Fund price and distribution information For the 12-month period ended 10/31/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.144		$0.089	$0.091	$0.131		$0.129	$0.167	$0.168	$0.160
Capital gains
Long-term
gains	0.013		0.013	0.013	0.013		0.013	0.013	0.013	0.013
Short-term
gains	0.212		0.212	0.212	0.212		0.212	0.212	0.212	0.212
Total	$0.369		$0.314	$0.316	$0.356		$0.354	$0.392	$0.393	$0.385
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/20	$7.31	$7.61	$7.21	$7.23	$7.08	$7.32	$7.23	$7.39	$7.44	$7.44
10/31/21	6.88	7.17	6.79	6.81	6.65	6.87	6.81	6.97	7.02	7.02
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	2.09%	2.01%	1.41%	1.41%	1.98%	1.92%	1.94%	2.41%	2.39%	2.22%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	2.01	1.34	1.34	N/A	1.78	1.84	2.37	2.44	2.34
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	1.91	1.25	1.25	N/A	1.69	1.75	2.27	2.34	2.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.27%	46.55%	3.90%	20.72%	3.84%	15.89%	5.04%	–0.65%
After sales charge	7.20	40.68	3.47	15.89	2.99	11.25	3.62	–4.62
Class B (3/1/93)
Before CDSC	7.14	38.03	3.28	16.25	3.06	13.34	4.26	–1.43
After CDSC	7.14	38.03	3.28	14.27	2.70	10.34	3.33	–6.15
Class C (7/26/99)
Before CDSC	7.17	37.97	3.27	16.38	3.08	13.34	4.26	–1.40
After CDSC	7.17	37.97	3.27	16.38	3.08	13.34	4.26	–2.34
Class M (12/14/94)
Before sales charge	6.86	42.98	3.64	19.34	3.60	15.02	4.78	–0.86
After sales charge	6.80	38.33	3.30	15.46	2.92	11.28	3.63	–4.08
Class R (1/21/03)
Net asset value	7.00	42.86	3.63	19.25	3.58	14.93	4.75	–1.01
Class R5 (7/2/12)
Net asset value	7.38	50.58	4.18	22.47	4.14	16.84	5.32	–0.46
Class R6 (7/2/12)
Net asset value	7.40	51.75	4.26	23.07	4.24	17.07	5.39	–0.31
Class Y (6/16/94)
Net asset value	7.38	50.19	4.15	22.29	4.11	16.68	5.28	–0.42

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/20*	0.73%	1.48%	1.48%	0.98%	0.98%	0.45%	0.38%	0.48%
Total annual operating
expenses for the fiscal year
ended 10/31/20	0.85%	1.60%	1.60%	1.10%	1.10%	0.57%	0.50%	0.60%
Annualized expense ratio
for the six-month period
ended 10/31/21†	0.73%	1.48%	1.48%	0.98%	0.98%	0.45%	0.38%	0.48%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/22.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/21 to 10/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.66	$7.40	$7.40	$4.91	$4.91	$2.26	$1.91	$2.41
Ending value (after expenses)	$988.80	$984.80	$985.00	$987.60	$987.70	$990.70	$990.70	$990.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/21, use the following calculation method. To find the value of your investment on 5/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.72	$7.53	$7.53	$4.99	$4.99	$2.29	$1.94	$2.45
Ending value (after expenses)	$1,021.53	$1,017.74	$1,017.74	$1,020.27	$1,020.27	$1,022.94	$1,023.29	$1,022.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Income Fund 15

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield

Income Fund 17

than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2021, Putnam employees had approximately $584,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Income Fund 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Income Fund 21

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2023. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.33% of its average net assets through at least February 28, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

22 Income Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes

Income Fund 23

and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	1st
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 505, 473 and 414 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was driven by significant underperformance in the securitized sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage space. The Trustees also noted Putnam Management’s view that the commercial real estate sector was not supported by monetary and fiscal policies to the same extent as other sectors and did not recover as strongly from the downturn in March 2020. The Trustees considered Putnam Management’s observation that several of the fund’s other sector exposures and strategies had performed well in 2020, including the fund’s prepayment and term structure strategies and corporate credit exposure.

In addition, the Trustees noted the fund’s top quintile performance over the three-year and five-year periods ended December 31, 2020. The Trustees considered the fund’s strong performance prior to the onset of the COVID-19 pandemic. The Trustees also noted Putnam Management’s observation that the fund’s term structure positioning and the rebound in commercial mortgage-backed investments contributed to the fund’s top quintile performance year to date, as of March 31, 2021. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment

24 Income Fund

performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Income Fund 25

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Income Fund (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Income Fund 27

The fund’s portfolio 10/31/21

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (37.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.3%)
Government National Mortgage Association (1 YR WSJ LIBOR + 1.49%), 3.469%, 12/20/68	$1,343,067	$1,379,924
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/15/31 to 10/15/31	95,389	109,157
6.00%, with due dates from 12/20/48 to 4/20/49	500,582	551,531
5.50%, with due dates from 1/20/49 to 11/20/49	2,681,336	3,055,017
5.00%, with due dates from 6/15/40 to 3/20/50	8,413,277	9,298,832
4.70%, with due dates from 6/20/65 to 8/20/67	1,014,908	1,099,318
4.664%, 5/20/65	215,577	231,652
4.66%, 9/20/65	231,859	247,295
4.642%, 6/20/67	639,923	700,435
4.599%, 6/20/65	26,697	28,328
4.566%, 5/20/65	45,965	49,228
4.504%, 8/20/65	51,258	54,483
4.50%, TBA, 11/1/51	8,000,000	8,527,780
4.50%, with due dates from 5/20/44 to 1/20/50	4,075,615	4,500,057
4.492%, 5/20/65	839,229	895,108
4.487%, 6/20/65	36,708	39,524
4.47%, 3/20/67	928,035	1,017,957
4.44%, 5/20/65	52,520	55,697
4.406%, 6/20/65	29,364	31,479
4.329%, 5/20/67	358,494	397,087
4.00%, with due dates from 2/20/48 to 3/20/50	5,095,353	5,505,924
3.50%, TBA, 11/1/51	44,000,000	46,018,456
3.50%, with due dates from 11/15/42 to 3/20/50	21,433,662	23,026,168
3.00%, TBA, 11/1/51	3,000,000	3,114,786
3.00%, with due dates from 3/20/43 to 2/20/50	3,291,782	3,500,278
		113,435,501
U.S. Government Agency Mortgage Obligations (34.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 3/1/41 to 6/1/49	240,817	270,191
4.50%, with due dates from 7/1/44 to 11/1/49	816,020	906,267
4.00%, with due dates from 12/1/44 to 7/1/49	3,873,470	4,244,234
3.50%, with due dates from 4/1/42 to 11/1/47	3,740,074	4,007,954
3.00%, 10/1/46	1,696,532	1,803,464
2.50%, with due dates from 4/1/43 to 2/1/51	554,048	571,476
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	1,833,333	2,145,168
5.50%, with due dates from 1/1/33 to 2/1/35	293,083	334,306
5.00%, with due dates from 3/1/40 to 8/1/49	3,494,541	3,893,995
4.50%, with due dates from 7/1/44 to 11/1/49	3,735,408	4,116,926
4.00%, 1/1/57	4,701,515	5,198,524
4.00%, with due dates from 8/1/44 to 11/1/49	5,077,179	5,561,056
3.50%, with due dates from 5/1/56 to 9/1/57	11,401,702	12,370,540
3.50%, with due dates from 5/1/42 to 2/1/47	8,582,483	9,273,133
3.50%, 6/1/31	357,718	381,149
3.00%, with due dates from 9/1/42 to 3/1/47	11,652,297	12,470,185
2.50%, with due dates from 12/1/47 to 5/1/51	4,841,270	4,992,735

28 Income Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (37.8%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
6.00%, TBA, 11/1/51	$2,000,000	$2,230,163
4.50%, TBA, 11/1/51	23,000,000	24,854,380
4.00%, TBA, 11/1/51	135,000,000	144,560,633
3.50%, TBA, 11/1/51	283,000,000	299,007,272
3.00%, TBA, 12/1/51	46,000,000	47,928,035
3.00%, TBA, 11/1/51	411,000,000	428,792,601
2.50%, TBA, 11/1/51	23,000,000	23,623,509
2.00%, TBA, 11/1/51	155,000,000	154,984,221
		1,198,522,117
Total U.S. government and agency mortgage obligations (cost $1,308,588,503)		$1,311,957,618

MORTGAGE-BACKED SECURITIES (36.8%)*	Principal amount	Value
Agency collateralized mortgage obligations (14.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 25.43%, 4/15/37	$345,144	$614,357
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%), 24.089%, 5/15/35	51,162	80,897
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 19.589%, 3/15/35	258,416	344,856
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.715%, 6/15/34	101,013	118,185
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.11%, 12/15/47	16,263,884	3,155,313
REMICs IFB Ser. 4461, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.11%, 4/15/45	13,727,477	3,038,352
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.01%, 8/15/56	18,695,851	4,031,947
REMICs IFB Ser. 4596, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.01%, 6/15/46	14,805,540	2,414,044
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.01%, 7/15/42	7,646,397	1,285,442
REMICs IFB Ser. 4912, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 9/25/49	10,170,457	1,168,058
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.96%, 6/15/42	14,171,190	1,428,219
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%), 5.91%, 5/15/41	519,724	546,828
REMICs IFB Ser. 4994, Class SD, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.511%, 2/25/49	40,763,773	6,555,630
REMICs Ser. 4973, Class BI, IO, 4.50%, 5/25/50	57,898,917	10,035,040
REMICs Ser. 4975, Class EI, IO, 4.50%, 5/25/50	40,032,086	6,163,940
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	1,527,138	151,950
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	826,643	111,627
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	586,636	43,533
REMICs Ser. 5052, Class KI, IO, 4.00%, 12/25/50	58,807,652	9,115,186
REMICs Ser. 5019, Class MI, IO, 4.00%, 10/25/50	50,742,643	7,419,793
REMICs Ser. 5024, Class EI, IO, 4.00%, 10/25/50	105,496,913	16,471,465

Income Fund 29

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	$5,215,110	$623,540
REMICs Ser. 5140, Class BI, IO, 3.50%, 9/25/51	62,980,580	11,431,139
REMICs Ser. 5070, Class AI, IO, 3.50%, 2/25/51	61,730,062	11,083,905
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	72,273,101	12,960,843
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	3,793,690	601,753
REMICs Ser. 5007, Class IP, IO, 3.00%, 7/25/50	51,220,128	7,700,470
REMICs Ser. 4182, Class GI, IO, 3.00%, 1/15/43	4,458,274	107,980
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	2,542,241	276,088
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	5,396,716	417,814
REMICs Ser. 4176, Class DI, IO, 3.00%, 12/15/42	6,771,288	471,160
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	3,518,365	206,846
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,946,789	115,250
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	4,278,062	142,491
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,228,394	144,993
REMICs Ser. 4004, IO, 3.00%, 3/15/26	363,097	3,642
REMICs Ser. 5118, Class NI, IO, 2.00%, 2/25/51	72,768,253	9,215,577
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	1,924,201	1,770,258
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	5,681	5,198
REMICs Ser. 3391, PO, zero %, 4/15/37	54,458	50,238
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	9,457	8,511
REMICs Ser. 3210, PO, zero %, 5/15/36	5,033	4,932
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%), zero %, 2/15/36	10,992	9,673
Strips Ser. 315, PO, zero %, 9/15/43	7,506,461	6,758,112
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.365%, 7/25/36	162,691	317,313
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 24.239%, 3/25/36	163,273	260,688
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 19.847%, 12/25/35	217,428	326,141
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.722%, 5/25/40	245,071	308,789
REMICs IFB Ser. 15-66, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.161%, 9/25/45	19,994,189	3,447,716
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.161%, 1/25/45	12,993,284	2,190,538
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 6/25/48	27,806,049	4,101,393
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 5/25/48	13,901,396	2,050,456
REMICs IFB Ser. 18-1, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 2/25/48	8,537,498	1,248,609
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 1/25/48	16,051,281	3,165,868
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 2/25/49	21,662,794	3,717,335
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 1/25/49	5,491,743	593,795

30 Income Fund

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 12/25/46	$16,363,372	$2,684,575
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 3/25/50	42,287,489	7,550,431
REMICs IFB Ser. 19-59, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 10/25/49	16,994,256	2,971,411
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 3/25/46	29,256,602	5,574,102
REMICs FRB Ser. 19-74, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.911%, 12/25/49	36,186,300	5,831,381
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.911%, 11/25/49	8,666,761	2,043,882
REMICs IFB Ser. 19-57, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.911%, 10/25/49	27,718,105	4,823,298
REMICs Ser. 20-45, Class GI, IO, 5.00%, 7/25/50	82,034,360	15,178,981
REMICs Ser. 20-93, Class WI, IO, 5.00%, 6/25/50	81,011,625	14,265,337
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	13,986,837	2,410,736
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	5,589,847	916,668
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	11,964,195	1,707,650
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	23,136,515	3,344,846
REMICs Ser. 17-72, Class ID, IO, 4.50%, 9/25/47	19,191,573	2,725,011
REMICs Ser. 21-77, Class I, IO, 4.00%, 11/25/51	125,342,864	17,370,541
REMICs Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	673,381	14,965
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	5,152,857	748,793
REMICs Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	1,376,443	31,473
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	1,549,251	52,342
REMICs Ser. 20-95, Class GI, IO, 3.50%, 1/25/51	43,337,029	5,861,618
REMICs Ser. 17-12, IO, 3.50%, 3/25/47	3,822,332	561,862
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	2,458,059	47,485
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	1,573,569	188,427
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	1,513,919	154,102
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	3,689,552	274,498
REMICs Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	170,923	479
REMICs Ser. 20-68, Class LI, IO, 3.00%, 10/25/50	59,848,507	8,378,791
REMICs Ser. 20-60, Class CI, IO, 3.00%, 9/25/50	67,780,503	11,186,494
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	1,930,169	214,197
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,901,772	329,325
REMICs Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	3,195,439	218,089
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	1,788,079	66,059
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	2,967,342	106,777
REMICs Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	1,909,580	52,109
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	541,822	8,964
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	746,445	17,731
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	3,106,897	97,572
REMICs Ser. 21-12, Class NI, IO, 2.50%, 3/25/51	30,951,488	5,392,368
REMICs FRB Ser. 01-50, Class B1, IO, 0.38%, 10/25/41 W	186,864	934
Trust FRB Ser. 05-W4, Class 1A, IO, 0.064%, 8/25/45 W	49,542	59
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	82,496	72,596

Income Fund 31

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	$59,930	$55,136
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	5,947	5,411
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	5,835	5,485
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	5,673	5,276
Government National Mortgage Association
IFB Ser. 10-9, Class YD, IO, ((-1 x 1 Month US LIBOR) + 6.80%), 6.714%, 1/16/40	9,280,762	1,818,581
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.214%, 8/20/50	41,719,560	8,200,397
IFB Ser. 20-142, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.214%, 9/20/50	36,556,786	10,156,572
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 7/20/48	6,944,656	1,053,917
IFB Ser. 20-98, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.114%, 7/20/50	38,463,412	7,318,445
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.114%, 9/16/44	10,704,449	2,786,058
IFB Ser. 12-149, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.114%, 12/20/42	11,608,050	2,020,032
IFB Ser. 19-123, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 10/20/49	25,162,835	2,979,798
IFB Ser. 18-168, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 12/20/48	26,571,832	4,197,281
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/20/43	920,951	161,737
IFB Ser. 20-32, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 3/20/50	23,659,809	3,832,236
IFB Ser. 20-11, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 1/20/50	51,593,648	7,076,069
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 7/20/49	17,340,367	2,447,940
IFB Ser. 19-83, Class SW, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 7/20/49	24,703,991	3,483,757
IFB Ser. 19-65, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 5/20/49	9,632,231	1,660,404
IFB Ser. 19-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 2/20/49	21,516,718	3,590,906
IFB Ser. 18-155, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 11/20/48	12,337,003	1,591,793
IFB Ser. 18-148, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 2/16/46	14,436,674	2,607,387
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	5,047,955	681,272
IFB Ser. 20-55, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 4/20/50	63,165,460	8,546,919
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 2/20/50	1,391,941	165,912
IFB Ser. 20-18, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 2/20/50	64,514,691	10,405,549
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 10/20/49	4,738,442	1,210,974

32 Income Fund

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-34, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 10/20/49	$27,043,000	$3,714,512
IFB Ser. 19-119, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 9/16/49	21,981,626	5,409,016
IFB Ser. 19-108, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/20/49	17,363,478	2,668,766
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/20/49	3,402,910	443,200
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 6/20/49	7,999,558	994,092
IFB Ser. 19-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 4/20/49	14,805,182	1,749,513
IFB Ser. 19-30, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 3/20/49	20,244,269	2,902,103
IFB Ser. 19-21, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 2/20/49	10,772,662	1,313,188
FRB Ser. 20-47, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.914%, 2/20/49	50,055,678	8,030,433
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.914%, 10/20/49	3,296,157	857,183
IFB Ser. 10-31, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%), 5.664%, 3/20/40	13,563,650	2,128,273
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	151,797	19,630
Ser. 15-69, IO, 5.00%, 5/20/45	7,223,101	1,345,881
Ser. 14-180, IO, 5.00%, 12/20/44	9,648,503	1,802,340
Ser. 14-76, IO, 5.00%, 5/20/44	2,582,947	455,285
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,200,070	226,934
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	10,678	820
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	794,830	145,564
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	7,178,147	1,359,398
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,377,455	633,813
Ser. 19-83, IO, 4.50%, 6/20/49	14,788,734	1,952,556
Ser. 15-13, Class BI, IO, 4.50%, 1/20/45	14,168,010	2,497,859
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,538,458	100,538
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	4,984,881	639,571
Ser. 12-129, IO, 4.50%, 11/16/42	2,787,277	500,957
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,148,227	191,628
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,179,134	195,618
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	2,511,914	129,916
Ser. 20-46, Class MI, IO, 4.00%, 4/20/50	26,832,913	3,500,795
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	6,961,382	1,044,486
Ser. 15-94, IO, 4.00%, 7/20/45	396,405	73,890
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	468,876	39,149
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	8,866,621	1,684,658
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	2,636,415	396,041
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	2,622,892	227,809
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	4,316,104	396,296
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	2,489,313	397,565
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	17,957,045	2,981,767

Income Fund 33

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	$4,466,785	$463,795
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	137,683	238
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	576,015	4,690
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	894,168	5,991
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	113,863,251	13,583,886
Ser. 19-151, Class NI, IO, 3.50%, 10/20/49	28,614,087	2,658,329
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	4,091,413	276,988
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	3,835,743	554,649
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	3,330,525	337,715
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	813,627	36,272
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	961,148	87,589
Ser. 12-145, IO, 3.50%, 12/20/42	2,799,982	484,912
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	686,439	66,070
Ser. 12-136, IO, 3.50%, 11/20/42	7,556,177	1,109,720
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	10,224,025	1,694,529
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	4,982,442	325,951
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	2,633,648	108,503
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	2,235,096	118,594
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	4,333,838	284,300
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	5,409,943	95,756
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	2,537,961	66,241
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	5,475,160	368,850
Ser. 20-176, Class BI, IO, 3.00%, 11/20/50	51,191,884	7,241,092
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	484,112	4,018
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	473,933	4,929
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	1,975,707	109,849
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	2,110,803	118,627
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	4,127,247	242,682
Ser. 21-107, Class QI, IO, 2.50%, 6/20/51	74,259,747	10,153,386
Ser. 20-151, Class MI, IO, 2.50%, 10/20/50	37,752,285	4,364,919
Ser. 16-H27, Class BI, IO, 2.396%, 12/20/66 W	8,857,490	600,786
Ser. 18-H05, Class AI, IO, 2.388%, 2/20/68 W	16,542,644	1,406,125
Ser. 18-H02, Class EI, IO, 2.377%, 1/20/68 W	12,548,221	1,058,757
Ser. 17-H18, Class CI, IO, 2.314%, 9/20/67 W	10,707,025	1,055,646
Ser. 17-H08, Class NI, IO, 2.242%, 3/20/67 W	10,597,322	707,901
Ser. 17-H12, Class QI, IO, 2.238%, 5/20/67 W	16,069,838	1,050,372
Ser. 16-H23, Class NI, IO, 2.139%, 10/20/66 W	31,478,127	2,149,956
Ser. 19-H02, Class DI, IO, 2.134%, 11/20/68 W	18,749,397	1,464,797
Ser. 16-H11, Class HI, IO, 2.101%, 1/20/66 W	28,326,141	1,491,548
Ser. 19-H14, Class IB, IO, 2.077%, 8/20/69 W	22,116,825	1,682,952
Ser. 20-H02, Class GI, IO, 2.066%, 1/20/70 W	28,473,158	2,211,118
Ser. 18-H17, Class GI, IO, 2.056%, 10/20/68 W	21,237,287	1,635,935
Ser. 16-H24, Class JI, IO, 2.044%, 11/20/66 W	12,160,150	963,311
Ser. 18-H20, Class BI, IO, 2.04%, 6/20/68 W	21,654,830	1,590,277
Ser. 15-H15, Class JI, IO, 1.958%, 6/20/65 W	14,702,607	1,011,539
Ser. 15-H25, Class CI, IO, 1.898%, 10/20/65 W	16,716,547	1,056,486
FRB Ser. 15-H16, Class XI, IO, 1.882%, 7/20/65 W	16,187,894	1,210,854
Ser. 17-H23, Class BI, IO, 1.877%, 11/20/67 W	16,126,951	1,086,956

34 Income Fund

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H12, Class AI, IO, 1.863%, 5/20/65 W	$21,328,278	$1,153,860
Ser. 15-H26, Class DI, IO, 1.848%, 10/20/65 W	14,689,706	1,089,506
Ser. 17-H10, Class MI, IO, 1.828%, 4/20/67 W	14,249,016	803,644
Ser. 15-H20, Class AI, IO, 1.819%, 8/20/65 W	19,487,212	1,171,182
Ser. 15-H10, Class CI, IO, 1.801%, 4/20/65 W	21,894,882	1,287,419
Ser. 15-H12, Class GI, IO, 1.783%, 5/20/65 W	25,032,776	1,532,006
Ser. 15-H12, Class EI, IO, 1.707%, 4/20/65 W	20,045,021	1,132,544
Ser. 15-H09, Class BI, IO, 1.681%, 3/20/65 W	21,964,844	1,240,772
Ser. 15-H04, Class AI, IO, 1.624%, 12/20/64 W	21,678,492	1,161,832
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65 W	17,151,522	914,177
Ser. 15-H01, Class CI, IO, 1.588%, 12/20/64 W	14,665,049	500,753
Ser. 17-H14, Class EI, IO, 1.576%, 6/20/67 W	17,912,840	993,603
Ser. 15-H17, Class CI, IO, 1.575%, 6/20/65 W	17,709,182	547,249
Ser. 16-H02, Class HI, IO, 1.558%, 1/20/66 W	32,972,967	1,694,811
Ser. 15-H28, Class DI, IO, 1.551%, 8/20/65 W	16,524,057	804,656
Ser. 15-H14, Class BI, IO, 1.533%, 5/20/65 W	1,502,100	46,844
Ser. 16-H04, Class KI, IO, 1.527%, 2/20/66 W	20,578,800	987,139
Ser. 14-H11, Class GI, IO, 1.486%, 6/20/64 W	34,057,493	1,941,447
Ser. 14-H07, Class BI, IO, 1.467%, 5/20/64 W	29,013,735	1,681,890
Ser. 10-H19, Class GI, IO, 1.405%, 8/20/60 W	17,281,900	820,579
IFB Ser. 11-70, Class YI, IO, ((-1 x 1 Month US LIBOR) + 5.00%), 0.15%, 12/20/40	4,912,735	17,249
Ser. 10-151, Class KO, PO, zero %, 6/16/37	117,020	105,005
		514,863,515
Commercial mortgage-backed securities (12.4%)
AREIT CRE Trust 144A FRB Ser. 20-CRE4, Class D, 3.354%, 4/15/37	5,659,000	5,721,249
Banc of America Commercial Mortgage Trust
FRB Ser. 16-UB10, Class C, 4.853%, 7/15/49 W	4,456,000	4,823,404
FRB Ser. 15-UBS7, Class B, 4.358%, 9/15/48 W	7,695,000	7,962,334
FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	137,190	4
BANK
FRB Ser. 20-BN26, Class XA, IO, 1.233%, 3/15/63 W	35,163,325	2,903,654
FRB Ser. 18-BN13, Class XA, IO, 0.50%, 8/15/61 W	197,053,907	4,790,775
BBCMS Mortgage Trust
FRB Ser. 20-C7, Class B, 3.152%, 4/15/53 W	4,000,000	4,199,328
FRB Ser. 20-C7, Class XA, IO, 1.628%, 4/15/53 W	53,043,260	5,271,651
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	4,200,000	3,372,267
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.431%, 1/12/45 W	4,551,000	3,595,290
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.564%, 12/11/38 W	114,683	401
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class C, 4.265%, 11/13/50 W	2,909,000	3,111,244
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.486%, 12/15/47 W	601,000	607,611
FRB Ser. 11-C2, Class E, 5.486%, 12/15/47 W	3,258,000	3,247,682

Income Fund 35

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class XA, IO, 1.106%, 3/10/47 W	$62,281,670	$1,324,295
FRB Ser. 13-GC17, Class XA, IO, 1.016%, 11/10/46 W	28,767,365	479,377
FRB Ser. 20-GC46, Class XA, IO, 0.986%, 2/15/53 W	68,677,258	4,635,969
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5, Class XC, IO, 0.403%, 10/15/49 W	6,236,469	201
COMM Mortgage Trust
FRB Ser. 12-CR1, Class C, 5.386%, 5/15/45 W	4,003,000	3,640,321
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	4,932,000	4,937,703
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	3,406,000	3,581,630
FRB Ser. 14-CR18, Class C, 4.75%, 7/15/47 W	2,758,000	2,791,855
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	1,003,492
FRB Ser. 18-COR3, Class C, 4.56%, 5/10/51 W	11,276,000	12,228,874
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	2,308,000	2,476,933
FRB Ser. 14-UBS6, Class C, 4.442%, 12/10/47 W	504,000	520,394
FRB Ser. 14-UBS4, Class XA, IO, 1.095%, 8/10/47 W	25,343,976	608,838
FRB Ser. 14-LC15, Class XA, IO, 1.065%, 4/10/47 W	61,661,433	1,270,226
FRB Ser. 13-LC13, Class XA, IO, 1.001%, 8/10/46 W	25,218,285	376,408
FRB Ser. 14-CR18, Class XA, IO, 0.999%, 7/15/47 W	18,741,712	416,253
FRB Ser. 14-CR17, Class XA, IO, 0.96%, 5/10/47 W	38,611,225	774,271
FRB Ser. 14-CR19, Class XA, IO, 0.954%, 8/10/47 W	21,017,224	457,726
FRB Ser. 15-CR23, Class XA, IO, 0.888%, 5/10/48 W	31,110,249	761,299
FRB Ser. 14-UBS6, Class XA, IO, 0.869%, 12/10/47 W	46,616,365	992,602
FRB Ser. 14-LC17, Class XA, IO, 0.705%, 10/10/47 W	17,649,932	306,826
FRB Ser. 19-GC44, Class XA, IO, 0.649%, 8/15/57 W	90,478,350	3,590,561
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.386%, 5/15/45 W	1,651,000	1,473,650
FRB Ser. 13-CR13, Class E, 4.882%, 11/10/46 W	1,524,000	1,481,773
FRB Ser. 14-CR17, Class D, 4.848%, 5/10/47 W	4,337,000	4,072,160
FRB Ser. 14-CR19, Class D, 4.703%, 8/10/47 W	2,364,000	2,325,460
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	275,808
FRB Ser. 13-CR6, Class D, 4.088%, 3/10/46 W	1,683,000	1,647,006
Ser. 13-LC6, Class E, 3.50%, 1/10/46	3,735,000	2,918,846
Ser. 15-LC19, Class D, 2.867%, 2/10/48	4,050,000	3,894,456
FRB Ser. 12-LC4, Class XA, IO, 2.036%, 12/10/44 W	7,771,313	7,119
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	9,821,289	4,789,843
FRB Ser. 07-C2, Class AX, IO, 0.015%, 1/15/49 W	6,178,791	16
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.262%, 4/15/50 W	3,716,000	3,533,034
FRB Ser. 19-C17, Class XA, IO, 1.362%, 9/15/52 W	60,433,163	5,019,252
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.762%, 4/15/50 W	4,076,000	3,016,917
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.746%, 12/15/49 W	125,883,987	3,130,773
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.366%, 8/10/44 W	1,598,500	1,591,467
Federal Home Loan Mortgage Corporation
Multiclass Certificates Ser. 20-RR02, Class DX, IO, 1.816%, 9/27/28 W	56,223,000	6,211,894
Multifamily Structured Pass-Through Certificates FRB Ser. K110, Class X1, IO, 1.697%, 4/25/30 W	38,326,514	4,657,220

36 Income Fund

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
FREMF Mortgage Trust 144A
FRB Ser. 19-KF66, Class B, (1 Month US LIBOR + 2.40%), 2.48%, 7/25/29	$11,856,321	$11,938,639
FRB Ser. 19-KF71, Class B, (1 Month US LIBOR + 2.30%), 2.38%, 10/25/29	6,172,755	6,176,020
FRB Ser. 18-KF43, Class B, (1 Month US LIBOR + 2.15%), 2.23%, 1/25/28	2,841,390	2,827,225
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.477%, 2/10/46 W	58,667,243	830,576
GS Mortgage Securities Corp., II 144A Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	12,605,000	12,895,192
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.975%, 1/10/47 W	5,144,000	2,829,200
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	4,081,000	4,211,796
FRB Ser. 13-GC12, Class XA, IO, 1.395%, 6/10/46 W	28,645,583	445,467
FRB Ser. 14-GC18, Class XA, IO, 0.978%, 1/10/47 W	36,336,671	603,189
FRB Ser. 14-GC22, Class XA, IO, 0.947%, 6/10/47 W	52,491,740	932,804
GS Mortgage Securities Trust 144A Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	11,564,000	11,602,209
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.193%, 11/15/45 W	7,601,000	7,993,600
Ser. 13-C17, Class AS, 4.458%, 1/15/47	5,595,000	5,801,411
FRB Ser. 13-C12, Class C, 4.099%, 7/15/45 W	6,269,000	6,386,152
FRB Ser. 14-C25, Class XA, IO, 0.831%, 11/15/47 W	26,160,643	555,260
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	4,371,000	2,943,502
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	5,853,000	3,675,052
FRB Ser. 14-C25, Class D, 3.941%, 11/15/47 W	3,567,000	2,750,296
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,628,802
JPMDB Commercial Mortgage Securities Trust FRB Ser. 19-COR6, Class XA, IO, 0.938%, 11/13/52 W	69,173,831	4,132,009
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	2,886,761	2,655,821
Ser. 13-LC11, Class B, 3.499%, 4/15/46	4,970,000	5,051,565
FRB Ser. 12-LC9, Class XA, IO, 1.396%, 12/15/47 W	22,181,995	241,105
FRB Ser. 13-LC11, Class XA, IO, 1.231%, 4/15/46 W	36,135,956	477,912
FRB Ser. 13-C10, Class XA, IO, 0.941%, 12/15/47 W	61,142,214	531,937
FRB Ser. 13-C16, Class XA, IO, 0.871%, 12/15/46 W	37,578,668	538,653
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	32,620	—
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.523%, 2/15/46 W	1,395,000	1,097,672
FRB Ser. 11-C3, Class F, 5.523%, 2/15/46 W	4,436,000	827,610
FRB Ser. 11-C4, Class C, 5.39%, 7/15/46 W	3,179,267	3,298,154
FRB Ser. 12-C6, Class E, 5.139%, 5/15/45 W	2,494,000	1,961,683
FRB Ser. 12-C8, Class D, 4.672%, 10/15/45 W	2,815,000	2,703,202
FRB Ser. 12-C8, Class C, 4.624%, 10/15/45 W	6,475,000	6,319,043
FRB Ser. 12-LC9, Class D, 4.363%, 12/15/47 W	621,000	608,474
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,396,126
FRB Ser. 21-1MEM, Class E, 2.742%, 10/9/42 W	5,750,000	5,147,225

Income Fund 37

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.056%, 2/15/40 W	$91,019	$5
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class XCL, IO, 0.056%, 2/15/40 W	2,016,097	105
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4, Class X, IO, 6.817%, 7/15/45 W	47,185	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.049%, 2/15/47 W	3,567,000	3,789,375
FRB Ser. 13-C7, Class XA, IO, 1.316%, 2/15/46 W	45,822,715	437,974
FRB Ser. 15-C26, Class XA, IO, 0.986%, 10/15/48 W	34,017,687	961,034
FRB Ser. 13-C12, Class XA, IO, 0.579%, 10/15/46 W	103,831,575	889,297
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.351%, 8/15/46 W	3,329,000	233,030
FRB Ser. 13-C11, Class F, 4.351%, 8/15/46 W	6,212,000	68,332
FRB Ser. 13-C10, Class E, 4.08%, 7/15/46 W	4,172,000	1,393,865
FRB Ser. 13-C10, Class F, 4.08%, 7/15/46 W	2,331,000	512,820
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	1,771,838
Morgan Stanley Capital I Trust
FRB Ser. 16-BNK2, Class XA, IO, 0.97%, 11/15/49 W	23,961,637	970,267
FRB Ser. 18-H4, Class XA, IO, 0.855%, 12/15/51 W	56,722,314	2,893,076
FRB Ser. 18-H3, Class XA, IO, 0.824%, 7/15/51 W	56,964,868	2,459,737
FRB Ser. 16-UB12, Class XA, IO, 0.709%, 12/15/49 W	74,816,772	1,949,770
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.366%, 3/15/45 W	1,406,000	985,606
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.839%, 3/25/50	6,355,000	6,611,349
FRB Ser. 19-01, Class M10, 3.339%, 10/15/49	17,455,000	17,613,476
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,661,295	17
UBS Commercial Mortgage Trust
Ser. 12-C1, Class B, 4.822%, 5/10/45	5,319,000	5,390,808
FRB Ser. 17-C7, Class XA, IO, 1.018%, 12/15/50 W	71,829,322	3,389,065
FRB Ser. 18-C12, Class XA, IO, 0.811%, 8/15/51 W	126,888,617	5,820,203
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class C, 5.536%, 5/10/45 W	3,072,000	3,114,430
FRB Ser. 12-C1, Class D, 5.536%, 5/10/45 W	5,180,000	4,900,055
FRB Ser. 12-C1, Class XA, IO, 1.994%, 5/10/45 W	9,023,202	6,739
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.038%, 8/10/49 W	12,283,000	12,567,241
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	2,565,000	60,791
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	4,129,000	4,158,478
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	6,845,000	6,875,083
Ser. 13-C6, Class E, 3.50%, 4/10/46	1,319,000	1,052,447
FRB Ser. 12-C4, Class XA, IO, 1.578%, 12/10/45 W	39,571,358	395,880
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class D, 6.309%, 1/10/45 W	5,657,000	5,616,321
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.26%, 11/15/48 W	3,620,505	84
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.104%, 10/15/44 W	2,864,635	2,638,329

38 Income Fund

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 4.99%, 8/15/51 W	$6,689,000	$7,376,909
FRB Ser. 20-C57, Class C, 4.024%, 8/15/53 W	2,112,000	2,344,756
FRB Ser. 19-C50, Class XA, IO, 1.408%, 5/15/52 W	119,347,692	9,749,871
FRB Ser. 20-C55, Class XA, IO, 1.306%, 2/15/53 W	65,498,578	5,789,033
FRB Ser. 17-C41, Class XA, IO, 1.191%, 11/15/50 W	81,910,318	4,381,219
FRB Ser. 14-LC16, Class XA, IO, 1.083%, 8/15/50 W	65,075,049	1,460,499
Wells Fargo Commercial Mortgage Trust 144A Ser. 19-C50, Class D, 3.00%, 5/15/52	6,209,000	5,587,540
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C12, Class C, 4.304%, 3/15/48 W	4,231,000	4,323,700
FRB Ser. 14-C22, Class XA, IO, 0.792%, 9/15/57 W	30,387,005	566,718
FRB Ser. 13-C14, Class XA, IO, 0.673%, 6/15/46 W	76,039,213	596,748
FRB Ser. 14-C23, Class XA, IO, 0.562%, 10/15/57 W	57,844,530	800,337
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.039%, 3/15/46 W	3,873,000	4,061,095
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	221,418
Ser. 11-C4, Class E, 4.887%, 6/15/44 W	1,776,768	1,297,884
Ser. 11-C4, Class F, 4.887%, 6/15/44 W	6,151,000	3,075,500
FRB Ser. 11-C4, Class C, 4.887%, 6/15/44 W	4,278,019	4,263,622
FRB Ser. 12-C7, Class D, 4.803%, 6/15/45 W	4,142,000	1,727,344
FRB Ser. 12-C10, Class D, 4.412%, 12/15/45 W	1,105,000	742,340
FRB Ser. 12-C10, Class E, 4.412%, 12/15/45 W	3,645,000	869,197
FRB Ser. 12-C9, Class XA, IO, 1.855%, 11/15/45 W	47,530,316	485,898
FRB Ser. 12-C10, Class XA, IO, 1.486%, 12/15/45 W	36,326,293	353,455
FRB Ser. 13-C11, Class XA, IO, 1.133%, 3/15/45 W	17,639,382	180,372
		431,626,607
Residential mortgage-backed securities (non-agency) (9.6%)
Arroyo Mortgage Trust 144A
Ser. 19-3, Class M1, 4.204%, 10/25/48 W	3,050,000	3,116,549
Ser. 20-1, Class A3, 3.328%, 3/25/55	3,000,000	3,050,276
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class M1C, (1 Month US LIBOR + 4.00%), 4.089%, 8/26/30 (Bermuda)	2,026,000	2,064,938
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 3.439%, 10/25/27 (Bermuda)	9,434,220	9,556,898
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.589%, 10/25/29 (Bermuda)	6,026,000	6,061,890
BRAVO Residential Funding Trust 144A
Ser. 20-RPL1, Class M1, 3.25%, 5/26/59 W	5,430,000	5,696,995
FRB Ser. 21-HE2, Class B1, (US 30 Day Average SOFR + 2.40%), 2.449%, 11/25/69	3,000,000	3,000,000
Bunker Hill Loan Depositary Trust 144A FRB Ser. 20-1, Class A3, 3.253%, 2/25/55 W	2,100,000	2,103,028
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 04-3A, Class A2, (1 Month US LIBOR + 0.30%), 0.389%, 8/25/35	833,415	810,579
COLT Funding, LLC 144A Ser. 21-1, Class B1, 3.144%, 6/25/66 W	2,996,000	2,946,634
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2, 3.094%, 3/25/65 W	3,490,000	3,583,532

Income Fund 39

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust FRB Ser. 07-OA6, Class A1A, (1 Month US LIBOR + 0.14%), 0.229%, 6/25/37	$2,231,445	$2,090,195
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1, 2.691%, 3/25/60 W	1,824,251	1,837,581
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%), 3.089%, 11/25/28	1,210,000	1,221,921
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.789%, 11/25/28 (Bermuda)	1,755,056	1,761,656
Ellington Financial Mortgage Trust 144A FRB Ser. 20-1, Class A2, 3.149%, 5/25/65 W	2,621,000	2,656,978
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.439%, 9/25/28	7,575,245	7,957,341
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 5.239%, 10/25/29	2,692,000	2,942,625
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.239%, 11/25/28	5,330,436	5,524,820
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.089%, 12/25/28	3,839,965	4,013,042
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 4.789%, 4/25/28	3,320,732	3,430,584
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	4,560,000	4,792,005
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (1 Month US LIBOR + 3.80%), 3.889%, 3/25/29	399,719	413,098
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3, (1 Month US LIBOR + 3.60%), 3.689%, 4/25/24	1,539,775	1,570,185
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2B, (1 Month US LIBOR + 3.55%), 3.639%, 8/25/29	7,511,000	7,683,266
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.539%, 10/25/29	2,403,000	2,479,896
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2, (1 Month US LIBOR + 2.65%), 2.739%, 12/25/29	1,854,388	1,893,887
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2B, (1 Month US LIBOR + 2.65%), 2.739%, 12/25/29	1,565,000	1,600,213
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.389%, 9/25/30	4,513,918	4,547,826
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class M2, (1 Month US LIBOR + 1.80%), 1.889%, 7/25/30	5,198,206	5,227,446
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	3,279,000	3,463,743
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B1, (1 Month US LIBOR + 4.65%), 4.739%, 1/25/49	10,684,210	11,098,757
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	2,474,000	2,596,897
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1, (1 Month US LIBOR + 4.35%), 4.439%, 3/25/49	700,000	726,722
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 3.989%, 9/25/48	1,280,000	1,336,566

40 Income Fund

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 3.789%, 12/25/30	$7,040,000	$7,296,445
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class M2, (1 Month US LIBOR + 3.60%), 3.689%, 7/25/50	2,915,805	2,937,674
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4, Class M2, (1 Month US LIBOR + 3.15%), 3.239%, 9/25/50	371,334	373,191
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.189%, 3/25/50	5,756,649	5,841,337
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.739%, 1/25/49	4,296,033	4,353,349
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class B1, (1 Month US LIBOR + 2.50%), 2.589%, 2/25/50	5,000,000	5,024,888
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.539%, 3/25/49	12,055,062	12,205,751
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.439%, 2/25/49	2,517,793	2,536,677
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.389%, 10/25/48	3,917,300	3,966,710
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2, (1 Month US LIBOR + 2.15%), 2.239%, 12/25/30	5,121,000	5,167,862
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.189%, 9/25/48	341,000	346,342
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2, (1 Month US LIBOR + 2.05%), 2.139%, 7/25/49	9,108,879	9,166,164
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.989%, 1/25/50	2,688,176	2,695,911
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class M2, (1 Month US LIBOR + 1.85%), 1.939%, 2/25/50	2,115,456	2,123,388
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.089%, 2/25/47	2,908,000	2,911,438
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.899%, 9/25/41	574,000	574,388
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.839%, 8/25/28	1,122,099	1,187,967
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.089%, 9/25/28	3,313,342	3,463,395
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.989%, 10/25/28	4,727,253	4,970,471
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.789%, 4/25/28	873,963	924,666
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.389%, 10/25/28	2,354,052	2,450,421
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 4.939%, 10/25/29	3,997,000	4,326,336
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.539%, 1/25/29	1,789,875	1,861,130
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.439%, 5/25/29	443,090	461,938

Income Fund 41

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/31	$5,684,000	$5,977,664
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 4/25/29	1,437,701	1,495,213
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/29	1,073,967	1,113,452
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1, (1 Month US LIBOR + 4.15%), 4.239%, 2/25/30	2,480,000	2,630,293
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/30	2,975,000	3,109,605
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.689%, 1/25/30	648,000	677,252
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	111,354	114,793
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	483,000	502,433
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.089%, 10/25/29	1,565,042	1,610,574
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (1 Month US LIBOR + 2.85%), 2.939%, 11/25/29	4,120,929	4,226,163
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.889%, 2/25/30	543,639	553,965
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.439%, 1/25/31	855,297	865,721
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.339%, 7/25/30	605,333	611,579
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1M2, (1 Month US LIBOR + 2.00%), 2.089%, 3/25/31	167,957	169,238
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3, (1 Month US LIBOR + 1.35%), 1.439%, 9/25/29	2,303,152	2,310,350
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.339%, 7/25/29	2,890,000	2,899,031
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (1 Month US LIBOR + 1.00%), 1.089%, 5/25/30	6,189,000	6,188,999
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 0.739%, 1/25/31	404,037	403,154
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1, (1 Month US LIBOR + 5.75%), 5.839%, 7/25/29	3,652,000	4,028,642
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1, (1 Month US LIBOR + 4.35%), 4.439%, 4/25/31	4,500,000	4,660,313
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1, (1 Month US LIBOR + 4.15%), 4.239%, 8/25/31	1,586,000	1,628,589
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR + 3.65%), 3.739%, 2/25/40	5,000,000	5,209,464
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 2M2, (1 Month US LIBOR + 3.65%), 3.739%, 2/25/40	1,600,000	1,675,696
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.539%, 7/25/31	482,474	483,831

42 Income Fund

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (1 Month US LIBOR + 2.40%), 2.489%, 4/25/31	$165,142	$166,000
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.239%, 11/25/39	1,510,279	1,520,794
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (1 Month US LIBOR + 2.15%), 2.239%, 9/25/31	652,638	655,862
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.189%, 9/25/39	470,170	471,199
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.139%, 1/25/40	3,212,074	3,229,702
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2, (1 Month US LIBOR + 2.00%), 2.089%, 1/25/40	2,082,888	2,089,397
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2, (1 Month US LIBOR + 2.00%), 2.089%, 7/25/39	208,250	208,711
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	134,710	13
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	4,291,312	4,333,478
GS Mortgage-Backed Securities Trust 144A FRB Ser. 20-RPL1, Class M2, (1 Month US LIBOR + 0.00%), 3.814%, 7/25/59	1,125,000	1,243,155
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.689%, 10/25/28 (Bermuda)	584,176	585,306
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2, 4.25%, 1/25/59	4,180,000	4,179,943
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.912%, 8/26/47 W	4,746,000	4,565,453
NovaStar Mortgage Funding Trust FRB Ser. 04-2, Class M4, (1 Month US LIBOR + 1.80%), 1.889%, 9/25/34	204,790	192,799
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR + 4.00%), 4.089%, 4/25/27 (Bermuda)	310,642	313,422
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.289%, 2/25/29 (Bermuda)	5,630,000	5,680,245
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.789%, 3/25/28 (Bermuda)	3,160,000	3,198,228
Starwood Mortgage Residential Trust 144A Ser. 20-2, Class A2, 3.97%, 4/25/60 W	1,962,000	2,001,509
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	6,534,000	6,984,891
FRB Ser. 15-6, Class M1, 3.75%, 4/25/55 W	1,102,000	1,139,184
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	4,177,000	4,318,852
Triangle Re, Ltd. 144A FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 3.00%), 3.089%, 8/25/33 (Bermuda)	4,232,436	4,242,780
Verus Securitization Trust 144A Ser. 20-INV1, Class A3, 3.889%, 3/25/60 W	1,990,000	2,049,288
Vista Point Securitization Trust 144A Ser. 20-1, Class A2, 2.77%, 3/25/65 W	5,412,000	5,463,424
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1B2, (1 Month US LIBOR + 0.86%), 0.949%, 10/25/45	1,215,984	1,210,467
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.86%), 0.949%, 10/25/45	4,103,811	4,073,622

Income Fund 43

MORTGAGE-BACKED SECURITIES (36.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR17, Class A1B2, (1 Month US LIBOR + 0.82%), 0.909%, 12/25/45	$1,935,010	$1,747,313
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.74%), 0.829%, 1/25/45	507,204	500,256
FRB Ser. 05-AR17, Class A1B3, (1 Month US LIBOR + 0.70%), 0.789%, 12/25/45	575,727	551,739
		332,089,454
Total mortgage-backed securities (cost $1,400,712,644)		$1,278,579,576

CORPORATE BONDS AND NOTES (30.8%)*	Principal amount	Value
Basic materials (1.9%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	$230,000	$232,464
Anglo American Capital PLC 144A company guaranty sr. unsec. notes 2.875%, 3/17/31 (United Kingdom)	500,000	498,662
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	90,000	92,925
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	90,000	94,500
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	3,890,000	3,824,865
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	6,579,000	7,993,485
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	170,000	183,813
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	410,000	515,780
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	50,000	51,200
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	230,000	224,856
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	8,087,000	7,910,258
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 9/1/25	210,000	208,597
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	490,000	485,100
Graphic Packaging International, LLC 144A sr. unsec. notes 3.50%, 3/15/28	90,000	90,675
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	9,535,000	10,711,452
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	50,000	49,000
International Flavors & Fragrances, Inc. sr. unsec. bonds 5.00%, 9/26/48	380,000	499,774
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	1,873,000	2,133,829
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	2,063,000	2,034,447
International Flavors & Fragrances, Inc. 144A sr. unsec. unsub. notes 1.23%, 10/1/25	220,000	217,278
International Paper Co. sr. unsec. bonds 5.00%, 9/15/35	405,000	497,038

44 Income Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Basic materials cont.
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	$40,000	$41,350
LYB International Finance BV company guaranty sr. unsec. unsub. bonds 5.25%, 7/15/43 (Netherlands)	395,000	510,970
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	90,000	89,480
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	180,000	175,734
Nutrien, Ltd. sr. unsec. notes 3.375%, 3/15/25 (Canada)	260,000	276,430
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	3,165,000	3,321,140
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	3,902,000	4,426,997
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	220,000	238,688
Teck Resources, Ltd. sr. unsec. bonds 6.00%, 8/15/40 (Canada)	410,000	530,996
TopBuild Corp. 144A company guaranty sr. unsec. notes 3.625%, 3/15/29	505,000	507,682
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	9,590,000	9,300,306
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	4,795,000	4,634,252
Westlake Chemical Corp. sr. unsec. notes 0.875%, 8/15/24	230,000	229,997
WestRock Co. company guaranty sr. unsec. unsub. notes 3.75%, 3/15/25	240,000	258,222
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	2,912,000	4,034,626
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	180,000	182,835
		67,309,703
Capital goods (1.5%)
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	90,000	92,475
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	198,880
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	470,000	492,325
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	90,000	94,262
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	6,003,000	5,872,015
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	6,158,000	6,082,996
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	2,456,000	3,456,171
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	4,033,000	4,455,393
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	97,425
Crown Americas, LLC/Crown Americas Capital Corp. VI company guaranty sr. unsec. notes 4.75%, 2/1/26	90,000	92,727
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	90,000	89,775
Howmet Aerospace, Inc. sr. unsec. unsub. notes 5.90%, 2/1/27	90,000	103,051
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	6,420,000	6,323,700
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	1,539,000	1,914,858
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	6,337,000	6,077,282
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	2,564,000	2,925,326
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	250,000	262,149
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	4,328,000	4,661,155
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	2,660,000	3,024,047
Republic Services, Inc. sr. unsec. bonds 1.75%, 2/15/32	535,000	506,767
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	270,000	263,673

Income Fund 45

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Capital goods cont.
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	$200,000	$202,250
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	90,000	96,975
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	90,000	91,800
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	180,000	187,875
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	90,000	102,697
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	4,338,000	4,725,640
Waste Management, Inc. company guaranty sr. unsec. notes 0.75%, 11/15/25	40,000	39,091
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	80,000	88,233
		52,621,013
Communication services (4.8%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	9,167,000	9,305,484
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	7,516,000	7,771,269
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	2,006,000	2,084,383
AT&T, Inc. sr. unsec. unsub. bonds 4.50%, 3/9/48	450,000	531,814
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	10,272,000	11,662,770
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	8,766,000	8,605,907
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	5,993,000	5,820,211
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	9,325,000	8,973,627
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	450,000	502,327
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	180,000	187,200
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. bonds 3.50%, 6/1/41	510,000	500,677
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. bonds 2.80%, 4/1/31	5,407,000	5,376,582
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,975,000	2,724,462
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	1,565,000	1,778,787
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25\	310,000	344,732
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	2,490,000	2,445,188
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	1,436,000	1,740,870
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	5,994,000	6,987,401
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.90%, 3/1/38	440,000	499,138

46 Income Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	$470,000	$487,038
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	16,912,000	18,226,871
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	4,419,000	4,211,162
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	2,637,000	2,836,945
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	2,294,000	2,515,437
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,559,000	1,691,446
Crown Castle International Corp. sr. unsec. sub. bonds 3.30%, 7/1/30 R	5,832,000	6,164,231
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	80,000	88,400
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	8,090,000	8,522,556
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	270,000	264,644
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	40,000	41,900
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	440,000	506,029
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	40,000	50,578
T-Mobile USA, Inc. company guaranty sr. bonds 3.00%, 2/15/41	500,000	477,395
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	267,000	291,939
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	9,964,000	10,810,833
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	3,911,000	3,881,132
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	90,000	94,950
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	2,323,000	2,828,190
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	5,088,000	5,529,899
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	2,453,000	2,472,131
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	13,071,000	14,920,635
Verizon Communications, Inc. sr. unsec. unsub. notes 4.125%, 3/16/27	420,000	469,387
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	90,000	90,450
		165,317,007
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	3,218,000	3,137,548
		3,137,548
Consumer cyclicals (3.3%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	90,000	88,707
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	3,731,000	4,038,808
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	6,344,000	6,581,866
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,618,000	1,987,055
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	12,858,000	12,442,974
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	590,000	598,113

Income Fund 47

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	$210,000	$230,238
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	2,689,000	2,607,055
Autonation, Inc. sr. unsec. sub. notes 4.75%, 6/1/30	415,000	482,082
Choice Hotels International, Inc. sr. unsec. notes 3.70%, 1/15/31	470,000	501,298
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 4.90%, 3/11/26	250,000	281,816
Dollar General Corp. sr. unsec. sub. notes 3.50%, 4/3/30	440,000	479,121
Ford Motor Co. sr. unsec. unsub. bonds 7.45%, 7/16/31	390,000	516,263
Ford Motor Co. sr. unsec. unsub. notes 6.625%, 10/1/28	80,000	95,968
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	3,880,000	5,275,457
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	2,615,000	3,266,781
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.75%, 6/20/25	490,000	508,756
Global Payments, Inc. sr. unsec. notes 3.20%, 8/15/29	455,000	475,715
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	5,217,000	5,323,263
Global Payments, Inc. sr. unsec. notes 1.20%, 3/1/26	290,000	283,115
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 5/15/26	80,000	85,519
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	3,445,000	3,776,582
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	4,801,000	5,582,027
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	90,000	93,150
Kohl’s Corp. sr. unsec. notes 3.375%, 5/1/31	475,000	482,232
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	7,319,000	8,319,138
Lowe’s Cos., Inc. sr. unsec. notes 1.70%, 10/15/30	505,000	482,036
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	90,000	87,835
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	50,000	50,717
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	90,000	93,492
MDC Holdings, Inc. company guaranty sr. unsec. unsub. bonds 6.00%, 1/15/43	365,000	462,196
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	3,350,000	3,020,793
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	240,000	259,305
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	40,000	40,600
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	190,000	185,174
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	230,000	248,423
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	8,624,000	8,674,662
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	335,000	482,400
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	100,000	107,245
QVC, Inc. company guaranty sr. notes 4.375%, 9/1/28	480,000	490,800
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	4,964,000	5,140,315
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	2,426,000	2,269,905

48 Income Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 6/15/25	$210,000	$229,201
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	40,000	46,226
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	90,000	90,455
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	90,000	89,550
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	50,000	47,625
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	8,520,000	8,184,568
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,214,000	4,398,363
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	90,000	95,625
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	90,000	88,200
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	5,424,000	5,559,600
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	50,000	46,364
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	4,715,000	4,627,758
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	210,000	206,189
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	40,000	42,400
TJX Cos., Inc. (The) sr. unsec. notes 3.875%, 4/15/30	425,000	482,065
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	40,000	44,310
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	2,365,000	2,671,773
ViacomCBS, Inc. sr. unsec. notes 4.75%, 5/15/25	260,000	288,472
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	50,000	50,063
Vulcan Materials Co. sr. unsec. unsub. bonds 4.70%, 3/1/48	385,000	491,364
Walt Disney Co. (The) company guaranty sr. unsec. bonds 6.65%, 11/15/37	325,000	484,755
Walt Disney Co. (The) company guaranty sr. unsec. notes 3.35%, 3/24/25	330,000	353,235
		115,117,158
Consumer staples (1.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	190,000	189,288
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	90,000	96,467
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	290,000	315,262
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	7,236,000	10,149,726
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	3,715,000	4,361,766
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	3,935,000	3,869,974
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	3,575,000	3,735,982
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,367,000	2,036,682

Income Fund 49

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	$1,221,000	$1,665,418
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	3,672,000	3,897,258
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	3,554,000	3,519,471
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	2,431,000	2,800,016
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	260,000	286,054
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	5,639,000	6,582,402
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	5,285,000	6,544,443
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	100,000	108,363
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.75%, 4/1/30	40,000	43,478
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	180,000	187,034
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25	90,000	102,038
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	435,000	498,345
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	8,833,000	9,826,713
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	40,000	43,806
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	90,000	88,952
		60,948,938
Energy (0.8%)
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	170,000	184,450
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	3,187,000	3,642,391
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	90,000	93,601
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	2,125,000	2,101,094
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	80,000	95,800
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	40,000	41,200
DCP Midstream Operating LP company guaranty sr. unsec. unsub. notes 5.375%, 7/15/25	80,000	88,400
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 9/15/24	445,000	488,668
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.50%, 12/1/29	470,000	500,720
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	3,992,000	4,221,053
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	90,000	90,644
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	90,000	94,500
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	90,000	95,430
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	80,000	88,876

50 Income Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Energy cont.
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	$90,000	$90,000
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	90,000	90,225
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	50,000	51,750
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	4,601,000	5,574,410
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	415,000	528,088
ONEOK, Inc. company guaranty sr. unsec. notes 6.35%, 1/15/31	390,000	495,536
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	96,031
Pertamina Persero PT sr. unsec. unsub. notes Ser. REGS, 2.30%, 2/9/31 (Indonesia)	890,000	841,336
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	389,000	341,453
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	401,000	419,446
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	830,000	867,682
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	2,776,000	3,147,822
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	90,000	94,725
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	80,000	87,923
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	2,964,000	3,118,721
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	40,000	41,550
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	90,000	93,825
		27,807,350
Financials (9.9%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.40%, 10/29/33 (Ireland)	495,000	503,843
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	10,750,000	10,940,905
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	2,776,000	3,116,179
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	3,072,000	3,192,472
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	155,000	167,020
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	345,000	493,979
American International Group, Inc. sr. unsec. sub. notes 2.50%, 6/30/25	310,000	322,004
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,806,000	2,096,307
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	8,981,000	9,526,337
Athene Global Funding 144A notes 2.55%, 11/19/30	495,000	492,530
Athene Global Funding 144A notes 1.73%, 10/2/26	519,000	513,235
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	5,670,000	5,469,611

Income Fund 51

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Financials cont.
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. notes 4.40%, 5/19/26 (Australia)	$240,000	$265,557
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	2,000,000	2,246,000
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%, perpetual maturity	1,738,000	1,835,763
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	9,298,000	9,336,686
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	10,532,000	11,603,325
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.00%, 1/22/25	1,405,000	1,514,524
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 1.85%, 5/1/25 (Canada)	410,000	418,675
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	510,000	509,782
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,310,000	5,326,566
BNP Paribas SA 144A jr. unsec. sub. FRN 7.375%, perpetual maturity (France)	200,000	229,500
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	1,660,000	1,668,300
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	3,620,000	3,487,890
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	4,462,000	4,859,661
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	2,518,000	2,606,131
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	7,683,000	7,417,184
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	440,000	481,170
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	2,310,000	2,379,300
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	8,193,000	8,991,818
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	9,585,000	9,704,813
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,688,000	2,901,102
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	4,907,000	6,207,107
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	14,273,000	16,039,300
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	200,000	223,289
Commonwealth Bank of Australia 144A unsec. sub. notes 4.50%, 12/9/25 (Australia)	200,000	221,043
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	2,790,000	2,760,763
Credit Agricole SA 144A jr. unsec. sub. FRN 7.875%, perpetual maturity (France)	640,000	707,680
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	8,075,000	8,172,901
Danske Bank A/S 144A sr. unsec. FRN 3.244%, 12/20/25 (Denmark)	200,000	209,837
Deutsche Bank AG sr. unsec. unsub. FRN 2.129%, 11/24/26 (Germany)	450,000	452,181
Deutsche Bank AG unsec. sub. FRB 4.875%, 12/1/32 (Germany)	470,000	510,639
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	9,695,000	9,937,778
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	8,067,000	9,175,609
Discover Bank unsec. sub. FRN Ser. BKNT, 4.682%, 8/9/28	490,000	518,069
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	4,443,000	5,035,347
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	456,000	492,192
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	310,000	319,960

52 Income Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Financials cont.
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	$280,000	$300,473
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4.00%, 1/15/31 R	475,000	506,274
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	90,000	92,363
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	4,832,000	4,807,840
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	8,011,000	8,971,293
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	930,000	992,972
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	2,784,000	2,825,482
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	90,000	90,398
Intercontinental Exchange, Inc. company guaranty sr. unsec. unsub. notes 3.75%, 12/1/25	260,000	282,886
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	5,568,000	5,380,915
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	2,781,000	2,604,940
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	8,020,000	8,078,915
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	90,000	93,488
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	3,168,000	2,788,107
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	4,557,000	5,372,924
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	1,440,000	1,468,696
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	25,686,000	26,516,790
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	3,092,000	3,416,539
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	90,000	90,675
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual maturity (United Kingdom)	730,000	807,563
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/29	90,000	91,800
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	260,000	277,585
MassMutual Global Funding II 144A sr. notes 2.75%, 6/22/24	200,000	209,139
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	8,725,000	9,253,441
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.80%, 11/1/25	2,131,000	2,604,285
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	370,000	403,669
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	14,700,000	16,335,831
Morgan Stanley unsec. sub. notes Ser. MTN, 4.10%, 5/22/23	60,000	63,053
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. bonds 3.50%, 3/15/31	495,000	498,762
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	3,460,000	3,986,387
NatWest Group PLC unsec. sub. notes 6.00%, 12/19/23 (United Kingdom)	360,000	396,146
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	80,000	85,400
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 2/15/29	100,000	94,250
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	2,567,000	2,591,120

Income Fund 53

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Financials cont.
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	$460,000	$516,040
Service Properties Trust sr. unsec. unsub. notes 4.65%, 3/15/24 R	90,000	90,788
SITE Centers Corp. sr. unsec. unsub. notes 4.70%, 6/1/27	455,000	507,849
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)	200,000	205,000
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	7,552,000	8,086,002
Societe Generale SA 144A unsec. sub. notes 4.25%, 4/14/25 (France)	200,000	214,201
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	90,000	94,581
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.15%, 6/12/25 (Canada)	520,000	518,113
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	1,438,000	1,559,179
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	2,610,000	2,704,613
U.S. Bancorp sr. unsec. notes 1.375%, 7/22/30	10,000,000	9,453,413
UBS Group AG 144A sr. unsec. unsub. notes 4.125%, 9/24/25 (Switzerland)	4,400,000	4,807,394
UBS Group AG 144A jr. unsec. sub. FRN 4.375%, perpetual maturity (Switzerland)	4,075,000	4,056,516
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	1,761,000	1,937,385
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	8,845,000	8,804,821
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	3,244,000	3,304,826
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	390,000	422,392
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	2,997,000	3,522,280
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	3,622,000	3,616,357
		342,404,015
Health care (1.8%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	10,293,000	10,999,406
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	440,000	474,217
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	1,560,000	2,012,651
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	92,682
Becton Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	230,000	251,292
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	5,319,000	5,532,743
Bristol-Myers Squibb Co. sr. unsec. sub. bonds 2.55%, 11/13/50	11,591,000	11,089,429
Bristol-Myers Squibb Co. sr. unsec. sub. notes 0.75%, 11/13/25	440,000	431,823
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	80,000	86,300
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	90,000	90,900
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,557,000	1,904,994
CVS Health Corp. sr. unsec. unsub. notes 4.30%, 3/25/28	165,000	186,806
CVS Health Corp. sr. unsec. unsub. notes 3.875%, 7/20/25	420,000	455,894
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	6,167,000	6,839,764
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	80,000	93,493

54 Income Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Health care cont.
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	$300,000	$340,191
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	4,078,000	4,131,589
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	3,126,000	3,462,302
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	40,000	42,066
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	205,500
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31	200,000	206,286
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	90,000	92,025
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.497%, 3/25/30	410,000	482,629
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	3,885,000	3,866,641
UnitedHealth Group, Inc. sr. unsec. unsub. notes 0.55%, 5/15/24	420,000	417,009
Universal Health Services, Inc. 144A company guaranty sr. notes 2.65%, 10/15/30	495,000	491,243
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	5,211,000	5,834,632
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	3,390,000	3,326,315
		63,440,822
Technology (3.2%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	6,863,000	6,160,721
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	240,000	253,817
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	23,368,000	23,089,233
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	50,000	49,750
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	300,000	325,211
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	9,394,000	10,327,792
Broadcom, Inc. company guaranty sr. unsec. notes 4.75%, 4/15/29	425,000	484,511
Broadcom, Inc. company guaranty sr. unsec. sub. notes 5.00%, 4/15/30	6,140,000	7,124,647
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	2,537,000	2,493,981
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	90,000	92,700
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	90,000	88,875
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	4,751,000	4,670,336
Fidelity National Information Services, Inc. sr. unsec. notes 1.15%, 3/1/26	270,000	264,597
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	2,771,000	2,990,897
Fiserv, Inc. sr. unsec. notes 2.75%, 7/1/24	330,000	344,500
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	180,000	184,941
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	240,000	252,132
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	3,782,000	4,004,036
Microsoft Corp. sr. unsec. unsub. bonds 3.45%, 8/8/36	198,000	227,565
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 5/1/23	340,000	347,900
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	90,000	92,250
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	40,000	40,450
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	9,161,000	9,597,095
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	230,000	238,500

Income Fund 55

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Technology cont.
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	$6,790,000	$7,087,467
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	6,790,000	6,986,849
Salesforce.com, Inc. sr. unsec. notes 0.625%, 7/15/24	250,000	249,528
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	6,359,000	6,271,564
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	9,254,000	8,661,090
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	90,000	89,100
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	90,000	90,880
VMware, Inc. sr. unsec. notes 1.80%, 8/15/28	500,000	487,396
VMware, Inc. sr. unsec. notes 1.40%, 8/15/26	520,000	512,214
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	8,101,000	7,883,389
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	40,000	43,950
		112,109,864
Transportation (—%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	90,000	94,410
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.95%, 3/10/25	200,000	215,338
		309,748
Utilities and power (1.7%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	130,000	127,171
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	6,368,000	6,233,125
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,940,000	2,193,927
American Electric Power Co., Inc. sr. unsec. unsub. notes 1.00%, 11/1/25	260,000	255,373
Berkshire Hathaway Energy Co. sr. unsec. notes 4.05%, 4/15/25	210,000	229,064
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	90,000	92,265
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	90,000	91,171
Dominion Energy, Inc. jr. unsec. sub. FRB 5.75%, 10/1/54	455,000	495,779
Dominion Energy, Inc. jr. unsec. sub. FRN 4.65%, perpetual maturity	340,000	362,100
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	3,607,000	3,962,403
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	260,000	272,809
Emera US Finance LP company guaranty sr. unsec. bonds 4.75%, 6/15/46	425,000	509,281
Enbridge, Inc. company guaranty sr. unsec. notes 1.60%, 10/4/26 (Canada)	230,000	228,339
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	2,549,000	2,770,141
Energy Transfer LP company guaranty sr. unsec. notes 4.95%, 6/15/28	435,000	496,773
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	7,634,000	7,967,553
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,982,000	2,888,813
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 3.125%, 7/31/29	455,000	485,167

56 Income Fund

CORPORATE BONDS AND NOTES (30.8%)* cont.	Principal amount	Value
Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	$8,065,000	$8,380,277
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.95%, 2/15/27	270,000	297,529
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	5,976,000	6,637,188
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 2.75%, 5/1/25	350,000	367,213
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,204,000	2,327,144
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	595,000	583,100
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	360,000	359,137
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	3,440,000	3,807,467
Pacific Gas and Electric Co. sr. bonds 4.50%, 7/1/40	455,000	473,560
Southern California Edison Co. sr. bonds 4.65%, 10/1/43	410,000	487,001
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	2,605,000	2,787,970
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	1,884,000	1,963,049
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	90,000	92,250
		58,224,139
Total corporate bonds and notes (cost $1,043,004,497)		$1,068,747,305

ASSET-BACKED SECURITIES (4.9%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$8,456,000	$8,466,993
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class M3, 3.735%, 6/25/36 W	2,000,000	2,000,000
LHOME Mortgage Trust 144A Ser. 19-RTL2, Class A1, 3.844%, 3/25/24	1,057,574	1,059,655
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.989%, 10/25/53	4,208,000	4,208,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 11/25/53	2,535,000	2,535,000
Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.084%, 8/10/23	6,075,000	6,082,005
FRB Ser. 21-S1, Class A1, (1 Month US LIBOR + 0.50%), 0.584%, 9/10/22	5,877,000	5,883,776
MRA Issuance Trust 144A
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.838%, 4/15/22	10,112,000	10,112,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.832%, 2/16/22	10,962,000	10,966,444
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	11,610,000	11,610,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.582%, 3/8/22	11,464,000	11,474,970

Income Fund 57

ASSET-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.282%, 8/15/22	$8,690,000	$8,690,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	10,743,000	10,746,616
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.238%, 5/15/22	8,624,000	8,624,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	10,930,000	10,930,000
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	3,200,000	3,200,000
NRZ Excess Spread-Collateralized Notes 144A Ser. 20-PLS1, Class A, 3.844%, 12/25/25	1,282,142	1,289,034
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M2, 3.091%, 6/25/30 W	1,750,000	1,750,000
Securitized Term Auto Loan Receivables Trust 144A Ser. 19-CRTA, Class D, 4.572%, 3/25/26 (Canada)	2,004,371	2,046,727
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 4/25/22	11,580,000	11,580,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	11,580,000	11,580,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 0.78%, 12/8/22	3,503,000	3,503,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.698%, 11/7/22	10,160,000	10,160,000
Toorak Mortgage Corp., Ltd. 144A Ser. 20-1, Class A1, 2.734%, 3/25/23 W	11,080,000	11,205,425
Total asset-backed securities (cost $169,488,030)		$169,703,645

COLLATERALIZED LOAN OBLIGATIONS (3.5%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.514%, 1/15/33 (Cayman Islands)	$3,750,000	$3,753,529
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.624%, 1/15/33 (Cayman Islands)	3,750,000	3,754,032
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.224%, 4/15/34 (Cayman Islands)	6,005,000	6,007,636
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.32%, 10/20/34 (Cayman Islands)	4,765,000	4,764,981
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.122%, 4/20/34 (Cayman Islands)	3,471,000	3,472,021
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 1/20/32	3,750,000	3,760,279
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	605,000	605,041
Carlyle US CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.00%), 1.132%, 4/20/31	3,946,000	3,947,145
Carlyle US CLO, Ltd. 144A FRB Ser. 21-3A, Class A1AR, (BBA LIBOR USD 3 Month + 0.90%), 1.032%, 7/20/29 (Cayman Islands)	2,399,000	2,399,053
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.242%, 4/20/32 (Cayman Islands)	5,153,000	5,157,927

58 Income Fund

COLLATERALIZED LOAN OBLIGATIONS (3.5%)* cont.	Principal amount	Value
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.212%, 4/20/34	$200,000	$200,177
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.306%, 10/20/34 ##	3,161,000	3,161,000
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.184%, 10/15/31 (Cayman Islands)	4,401,000	4,401,198
Dryden 78 CLO, Ltd. 144A FRB Ser. 20-78A, Class A, (BBA LIBOR USD 3 Month + 1.18%), 1.302%, 4/17/33 (Cayman Islands)	4,476,000	4,479,169
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.282%, 10/20/34 (Cayman Islands)	2,642,000	2,650,885
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.322%, 4/16/34 (Cayman Islands)	3,154,000	3,160,479
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.432%, 4/17/33	3,424,000	3,427,879
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.284%, 1/27/31 (Cayman Islands)	4,050,000	4,052,725
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	3,443,000	3,453,222
Magnetite CLO XXVI, Ltd. 144A FRB Ser. 21-26A, Class A1R, (BBA LIBOR USD 3 Month + 1.12%), 1.21%, 7/25/34	2,470,000	2,478,754
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	1,777,000	1,776,996
Niagara Park CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.00%), 1.122%, 7/17/32 (Cayman Islands)	3,377,000	3,382,133
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.284%, 7/15/34 (Cayman Islands)	3,600,000	3,602,459
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.282%, 10/20/34 (Cayman Islands)	2,642,000	2,641,918
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.382%, 10/30/30	4,332,639	4,332,734
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.274%, 7/15/34 (Cayman Islands)	3,917,000	3,921,693
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.244%, 10/15/34 (Cayman Islands)	2,560,000	2,563,246
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.484%, 1/15/36	6,384,000	6,401,946
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	2,393,000	2,393,414
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.402%, 4/20/33 (Cayman Islands)	2,993,000	2,998,442
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	2,722,000	2,727,765
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.194%, 4/25/34 (Cayman Islands)	4,614,000	4,616,745
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	3,600,000	3,601,235
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.312%, 7/20/34 (Cayman Islands)	6,708,000	6,722,020
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.614%, 7/15/32	1,858,000	1,860,118
Total collateralized loan obligations (cost $122,720,553)		$122,629,996

Income Fund 59

PURCHASED SWAP OPTIONS OUTSTANDING (1.6%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Value
Bank of America N.A.
3.312/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	$196,510,100	$27,405,299
(3.312)/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	196,510,100	4,995,287
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	269,809,400	261,715
Deutsche Bank AG
(1.50)/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	1,773,135
1.50/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	1,094,625
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00	18,691,900	5,059,337
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	5,044,383
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75	18,691,900	4,331,848
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	1,912,380
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	1,140,401
NatWest Markets PLC
(1.465)/3 month USD-LIBOR-BBA/Feb-52 (United Kingdom)	Feb-22/1.465	9,000,000	769,320
1.465/3 month USD-LIBOR-BBA/Feb-52 (United Kingdom)	Feb-22/1.465	9,000,000	160,379
Total purchased swap options outstanding (cost $41,549,891)			$53,948,109

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.2%)*		Principal amount	Value
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)		$410,000	$427,931
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		420,000	425,775
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)		750,000	843,750
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Ivory Coast)		780,000	852,142
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 3/13/28 (Senegal)	EUR	810,000	953,121
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$730,000	871,394
Romania (Government of) sr. unsec. notes Ser. REGS, 3.00%, 2/14/31 (Romania)		420,000	423,658
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)		410,000	421,480
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)		330,000	429,472
Total foreign government and agency bonds and notes (cost $5,697,829)			$5,648,723

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,179,178
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	675,000	1,139,073
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	1,153,907
Total municipal bonds and notes (cost $2,293,979)		$3,472,158

60 Income Fund

SENIOR LOANS (0.1%)*c	Principal amount	Value
Altra Industrial Motion Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.087%, 10/1/25	$230,000	$228,275
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	110,000	114,503
AmWINS Group, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 2/19/28	120,000	119,093
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 3/11/28	60,000	59,700
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.337%, 7/31/27	120,000	118,800
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.087%, 6/1/25	120,000	119,693
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.324%, 9/15/23	60,000	59,890
Buckeye Partners LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 2.336%, 11/1/26	60,000	59,693
Calpine Construction Finance Co. LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.00%), 2.087%, 1/15/25	120,000	118,585
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD 3 Month + 3.25%), 3.337%, 2/7/26	120,000	118,313
Core & Main LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.588%, 6/10/28	120,000	119,000
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.34%, 7/17/25	119,687	116,807
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	110,000	110,053
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD 3 Month + 2.50%), 2.586%, 1/2/26	60,000	59,573
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.074%, 11/15/27	120,000	118,260
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.632%, 3/1/26	120,000	119,137
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.08%, 6/30/25	120,000	119,900
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.587%, 7/2/25	60,000	58,369
Proofpoint, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 6/9/28	60,000	59,727
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.087%, 2/22/24	60,000	59,314
Spectrum Brands, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.50%, 3/3/28	120,000	119,626
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 1.75%), 1.837%, 4/16/25	120,000	118,860
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.839%, 10/1/25	120,000	119,026
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.101%, 5/31/26	230,000	228,947
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD 3 Month + 2.25%), 2.337%, 12/9/25	230,000	227,058
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	110,000	111,473

Income Fund 61

SENIOR LOANS (0.1%)*c cont.	Principal amount	Value
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.83%, 3/2/27	$120,000	$119,100
Virgin Media Bristol, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 2.59%, 1/31/28	60,000	59,333
Total senior loans (cost $3,172,193)		$3,160,108

SHORT-TERM INVESTMENTS (24.7%)*		Principal amount/ shares	Value
ABN AMRO Funding USA, LLC commercial paper 0.100%, 11/1/21		$21,000,000	$20,999,786
Atlantic Asset Securitization, LLC asset backed commercial paper 0.110%, 11/18/21		13,250,000	13,249,315
Australia & New Zealand Banking Group, Ltd. commercial paper 0.120%, 2/22/22		17,000,000	16,995,234
Barclays Bank PLC asset backed commercial paper 0.110%, 11/22/21		16,550,000	16,548,974
BPCE SA commercial paper 0.100%, 11/24/21		14,600,000	14,599,272
Chariot Funding, LLC asset backed commercial paper 0.080%, 12/17/21		20,000,000	19,997,196
Export Development Canada commercial paper 0.060%, 11/2/21		19,000,000	18,999,873
FMS Wertmanagement commercial paper 0.080%, 12/13/21		10,000,000	9,998,875
Gotham Funding Corp. asset backed commercial paper 0.080%, 11/4/21		20,000,000	19,999,720
ING (U.S.) Funding, LLC commercial paper 0.080%, 12/22/21		9,000,000	8,998,785
ING (U.S.) Funding, LLC commercial paper 0.080%, 12/17/21		20,000,000	19,997,550
MetLife Short Term Funding, LLC asset backed commercial paper 0.060%, 11/3/21		20,000,000	19,999,831
National Australia Bank, Ltd. commercial paper 0.080%, 12/1/21		20,000,000	19,998,717
National Bank of Canada commercial paper 0.070%, 11/3/21		6,750,000	6,749,931
National Bank of Canada commercial paper 0.070%, 11/1/21		10,000,000	9,999,940
Nationwide Building Society commercial paper 0.070%, 11/24/21		20,000,000	19,998,743
Old Line Funding, LLC asset backed commercial paper 0.110%, 1/20/22		14,000,000	13,996,288
Putnam Short Term Investment Fund Class P 0.09% L	Shares	207,721,917	207,721,917
Sheffield Receivables Co., LLC asset backed commercial paper 0.100%, 12/13/21		$20,000,000	19,997,500
Skandinaviska Enskilda Banken AB commercial paper 0.090%, 12/9/21		20,000,000	19,998,314
Societe Generale SA commercial paper 0.105%, 12/2/21		20,000,000	19,998,810
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	4,525,000	4,525,000
Sumitomo Mitsui Trust BankLtd. commercial paper 0.120%, 12/15/21		$5,000,000	4,999,439
Sumitomo Mitsui Trust BankLtd. commercial paper 0.070%, 11/1/21		15,000,000	14,999,937
Toronto-Dominion Bank (The) commercial paper 0.110%, 11/5/21		20,000,000	19,999,689
TotalEnergies Capital Canada, Ltd. commercial paper 0.080%, 11/30/21		18,200,000	18,198,544
U.S. Treasury Bills 0.053%, 4/7/22 ∆ §		29,059,000	29,051,713
U.S. Treasury Bills 0.052%, 5/19/22 # ∆ §		24,900,000	24,890,021
U.S. Treasury Bills 0.048%, 3/24/22 # ∆ §		26,200,000	26,193,825
U.S. Treasury Bills 0.046%, 2/17/22 # ∆ §		29,567,000	29,562,232
U.S. Treasury Bills 0.046%, 3/3/22 # ∆ §		26,800,000	26,794,551

62 Income Fund

SHORT-TERM INVESTMENTS (24.7%)* cont.	Principal amount/ shares	Value
U.S. Treasury Bills 0.042%, 2/24/22 # ∆ §	$25,800,000	$25,795,364
U.S. Treasury Bills 0.041%, 2/10/22 # ∆ §	9,800,000	9,798,488
U.S. Treasury Bills 0.051%, 3/10/22 ∆ §	30,900,000	30,893,357
U.S. Treasury Bills 0.038%, 2/3/22 # ∆ §	22,300,000	22,296,725
Victory Receivables Corp. asset backed commercial paper 0.120%, 1/24/22	20,000,000	19,993,813
Westpac Banking Corp./NY commercial paper 0.085%, 11/29/21	11,950,000	11,949,281
Total short-term investments (cost $858,798,323)		$858,786,550

TOTAL INVESTMENTS
Total investments (cost $4,956,026,442)	$4,876,633,788

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through October 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $3,469,877,265.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $12,055,721 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $182,480,370 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $23,255,772 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

Income Fund 63

##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $1,845,241,400 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $1,007,313)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Euro	Sell	12/15/21	$1,003,638	$1,007,313	$3,675
Unrealized appreciation						3,675
Unrealized (depreciation)						—
Total						$3,675
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Dollar 90 day (Long)	3,850	$3,850,000,000	$960,526,875	Dec-21	$(319,000)
U.S. Treasury Bond 30 yr (Long)	300	48,253,125	48,253,125	Dec-21	(384,620)
U.S. Treasury Bond Ultra 30 yr (Long)	1,182	232,152,188	232,152,188	Dec-21	868,591
U.S. Treasury Note 2 yr (Long)	86	18,855,500	18,855,500	Dec-21	(71,891)
U.S. Treasury Note 2 yr (Short)	3,324	728,787,000	728,787,000	Dec-21	3,082,797
U.S. Treasury Note 5 yr (Long)	691	84,129,250	84,129,250	Dec-21	(394,553)
U.S. Treasury Note 10 yr (Long)	2,364	308,982,188	308,982,187	Dec-21	(5,455,053)

64 Income Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/21 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Long)	22	$3,190,688	$3,190,688	Dec-21	$(11,000)
U.S. Treasury Note Ultra 10 yr (Short)	491	71,210,344	71,210,344	Dec-21	1,099,876
Unrealized appreciation					5,051,264
Unrealized (depreciation)					(6,636,117)
Total					$(1,584,853)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/21 (premiums $94,479,881)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985	$269,809,400	$2,177,362
3.195/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	92,778,600	2,929,020
(3.195)/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	92,778,600	32,500,344
Citibank, N.A.
(1.247)/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	418,440
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	661,404
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	745,550
1.247/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	887,040
Goldman Sachs International
2.9425/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	1,249,611
(2.9425)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	10,856,054
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	310,572
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	457,746
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	807,020
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	1,636,961
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	1,734,100
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	12,941,008
Morgan Stanley & Co. International PLC
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	312,094
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	319,913
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	569,380
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	1,200,163
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	1,583,241
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	1,620,966
2.7875/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	3,703,604
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	18,691,900	3,981,749
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	18,691,900	4,739,518
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	18,691,900	4,795,594
(2.7875)/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	16,747,110
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	2,457,900	144,254
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	4,915,900	1,005,498

Income Fund 65

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/21 (premiums $94,479,881) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	$12,877,200	$706,057
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	756,536
Wells Fargo Bank, N.A.
(1.47)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	372,400
1.47/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	860,018
Total			$113,730,327

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	$73,993,400	$(682,589)	$1,094,362
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	809,688
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17	61,584,900	(2,974,551)	771,043
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	260,109,800	(1,680,960)	478,602
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29	21,554,700	(1,060,183)	394,020
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305	123,779,800	(148,536)	357,724
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	260,109,800	(1,680,960)	75,432
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(326,110)	(82,449)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875	24,756,000	(321,828)	(198,296)
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485	47,731,200	(2,880,578)	(304,525)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	(643,003)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	(888,101)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(6,777,208)	(4,633,589)
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	260,109,800	1,095,713	210,689
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415	147,966,600	3,125,794	155,365
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875	12,378,000	346,584	149,526
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29	30,792,400	480,361	(181,983)

66 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805	$247,559,600	$80,457	$(264,889)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085	123,169,700	1,690,504	(386,753)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	260,109,800	1,095,713	(1,115,871)
Barclays Bank PLC
2.232/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	41,524,500	(5,030,693)	1,606,583
(2.232)/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	41,524,500	(5,030,693)	(877,828)
Citibank, N.A.
2.285/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	697,736
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	477,500
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	474,692
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	7,183,900	(523,347)	169,253
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	141,901
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194	19,585,600	(480,386)	118,101
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	126,213,700	(1,682,429)	79,515
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	15,357,200	(2,265,187)	17,661
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	126,213,700	(1,682,429)	(44,175)
1.624/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624	74,741,900	(1,076,283)	(105,386)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	7,183,900	(523,347)	(109,052)
(1.624)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624	74,741,900	(1,076,283)	(278,787)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	12,950,900	(411,515)	(304,217)
(2.285)/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	27,212,800	(2,349,825)	(394,041)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(487,749)
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	126,213,700	956,700	285,243
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	183,356

Income Fund 67

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	$51,795,400	$473,928	$148,653
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	18,485,500	2,210,866	9,243
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	18,485,500	2,210,866	(209,626)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075	94,010,900	498,258	(526,461)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	126,213,700	956,700	(527,573)
1.3075/3 month USD-LIBOR-BBA/Dec-26 (Written)	Dec-21/1.3075	261,045,800	554,722	(835,347)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	506,060
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,073,110)	199,292
1.583/3 month USD-LIBOR-BBA/Nov-31 (Purchased)	Nov-21/1.583	56,967,300	(485,077)	(168,054)
(1.583)/3 month USD-LIBOR-BBA/Nov-31 (Purchased)	Nov-21/1.583	56,967,300	(485,077)	(219,324)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,749,509)	(255,931)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(483,753)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41	39,298,600	573,760	(174,879)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07	54,026,200	1,118,342	(421,404)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	4,185,604
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(881,529)	523,957
2.031/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	56,013,300	(3,831,310)	448,667
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(549,297)	358,278
1.985/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	234,456
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	145,577
(1.985)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	40,009,500	(2,744,652)	117,628
(2.031)/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	56,013,300	(3,831,310)	80,659

68 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	$4,643,600	$(536,336)	$(101,695)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(611,825)	(416,189)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(988,354)	(465,191)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	(4,631,414)
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	771,521
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	(966,334)
Morgan Stanley & Co. International PLC
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	431,014
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	292,446
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(116,828)
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	(573,393)
NatWest Markets PLC
1.95/3 month USD-LIBOR-BBA/Nov-51 (Written)	Nov-21/1.95	24,603,400	43,056	2,003
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	75,101,900	(2,581,628)	862,170
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	30,040,600	(1,571,123)	126,771
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	30,040,600	(1,571,123)	91,924
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	3,001,800	(209,376)	73,814
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	3,001,800	(209,376)	(36,862)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	75,101,900	(2,581,628)	(1,052,178)
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	12,974,800	1,706,186	386,909
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775	7,804,700	212,678	123,861
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775	7,804,700	212,678	20,917
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	12,974,800	1,706,186	(490,188)

Income Fund 69

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	$16,661,800	$(932,228)	$859,249
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	830,595
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	817,821
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	583,722
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	25,177,700	(1,170,763)	89,129
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	25,177,700	(1,170,763)	(19,387)
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	15,020,300	(1,355,582)	(24,633)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	15,020,300	(1,355,582)	(284,334)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	(382,113)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	(505,410)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	(623,651)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	(679,805)
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	33,323,900	885,583	505,857
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	33,323,900	885,583	(855,425)
Wells Fargo Bank, N.A.
2.2775/3 month USD-LIBOR-BBA/Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	2,729,019
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	105,142,300	(2,152,789)	1,159,720
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	75,101,900	(1,541,466)	860,668
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	44,430,800	(2,215,986)	624,697
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	32,946,100	(2,230,451)	179,227
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	32,946,100	(2,230,451)	153,858
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	75,101,900	(1,541,466)	(420,571)
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	44,430,800	(2,215,986)	(438,976)

70 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A. cont.
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	$105,142,300	$(2,152,789)	$(546,740)
(2.2775)/3 month USD-LIBOR-BBA/Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	(2,937,459)
Unrealized appreciation				28,282,978
Unrealized (depreciation)				(31,691,822)
Total				$(3,408,844)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/21 (proceeds receivable $54,249,883)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.50%, 11/1/51	$1,000,000	11/18/21	$1,065,973
Uniform Mortgage-Backed Securities, 3.00%, 11/1/51	51,000,000	11/10/21	53,207,841
Total			$54,273,814

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$50,300,800	$5,490,835	$(1,516,550)	3/2/31	3 month USD-LIBOR-BBA — Quarterly	2.7725% — Semiannually	$4,192,814
16,004,800	603,861	(3,239)	12/2/23	3 month USD-LIBOR-BBA — Quarterly	2.536% — Semiannually	765,421
5,512,000	271,190 E	(123)	11/20/39	3 month USD-LIBOR-BBA — Quarterly	2.55% — Semiannually	271,068
30,229,900	1,707,989	(428)	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,967,172)
31,819,500	1,824,848	—	12/14/30	2.1935% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,085,550)
13,411,400	2,098,616 E	—	6/14/52	2.4105% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,098,616)
18,851,000	401,715 E	(212)	6/5/29	3 month USD-LIBOR-BBA — Quarterly	2.2225% — Semiannually	401,503
1,576,600	207,102 E	(54)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(207,156)
1,265,600	148,025 E	(43)	7/5/52	2.25% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(148,068)

Income Fund 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$28,492,700	$1,246,556	$(403)	1/22/31	2.035% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(1,405,396)
30,390,200	1,093,439 E	(1,036)	8/8/52	1.9185% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,094,476)
24,992,000	883,467 E	(852)	9/12/52	1.626% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	882,615
509,000	26,667 E	(17)	1/16/55	2.032% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(26,684)
702,100	27,810 E	(24)	1/24/55	3 month USD-LIBOR-BBA — Quarterly	1.977% — Semiannually	27,786
2,500,000	164,750 E	(85)	3/1/57	1.50% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	164,665
80,000,000	648,000	(382,302)	11/27/22	3 month USD-LIBOR-BBA — Quarterly	1.0925% — Semiannually	621,426
19,122,200	2,222,573 E	(652)	3/4/52	1.265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,221,921
33,463,400	3,331,281 E	(1,141)	1/27/47	3 month USD-LIBOR-BBA — Quarterly	1.27% — Semiannually	(3,332,423)
2,826,300	249,901 E	(96)	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	249,805
11,084,500	2,343,596 E	(378)	3/10/52	0.8725% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,343,218
7,012,700	1,746,583 E	(239)	3/11/52	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,746,344
31,280,800	1,791,139 E	(443)	3/17/32	3 month USD-LIBOR-BBA — Quarterly	1.03% — Semiannually	(1,791,582)
50,300,800	5,435,001	(6,707,725)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	2.764% — Semiannually	(1,010,566)
5,431,400	212,585 E	(66)	3/24/32	3 month USD-LIBOR-BBA — Quarterly	1.07% — Semiannually	(212,651)
2,783,800	231,501 E	(42)	3/24/35	3 month USD-LIBOR-BBA — Quarterly	0.968% — Semiannually	(231,543)
23,897,600	1,941,441 E	(338)	4/25/32	0.7925% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,941,103

72 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,448,100	$165,467 E	$(48)	6/28/37	3 month USD-LIBOR-BBA — Quarterly	1.168% — Semiannually	$(165,515)
112,654,200	3,237,682	(911)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	(3,145,283)
51,994,300	3,740,470	(689)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(3,645,452)
60,047,100	1,807,418	(568)	8/31/25	0.3084% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,788,473
80,157,800	2,456,837	(648)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(2,430,899)
19,302,800	2,707,797 E	1,265,105	9/2/52	3 month USD-LIBOR-BBA — Quarterly	1.188% — Semiannually	(1,442,692)
102,472,000	3,104,902	(967)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	3,092,894
55,039,700	33,024	(208)	9/16/22	3 month USD-LIBOR-BBA — Quarterly	0.214% — Semiannually	(26,807)
108,321,400	3,002,669	(876)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,986,547
32,282,000	947,154	55,075	10/16/25	3 month USD-LIBOR-BBA — Quarterly	0.37% — Semiannually	(889,300)
84,124,000	5,547,978	601,298	10/16/30	3 month USD-LIBOR-BBA — Quarterly	0.75% — Semiannually	(4,927,895)
20,920,000	2,812,694	3,789,232	10/16/50	3 month USD-LIBOR-BBA — Quarterly	1.16% — Semiannually	984,306
15,976,200	829,005	—	12/7/30	3 month USD-LIBOR-BBA — Quarterly	0.932% — Semiannually	(772,265)
13,100,500	748,956	—	12/7/30	0.871% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	705,625
108,321,400	2,864,018	(876)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,659,623
9,208,400	926,457	(314)	12/17/50	1.305% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	882,795
100,903,200	902,075	(635)	12/2/23	0.300% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	796,270

Income Fund 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$109,552,000	$7,543,751	$(2,092)	12/2/33	3 month USD-LIBOR-BBA — Quarterly	1.02% — Semiannually	$(7,105,194)
110,753,400	3,231,784	(896)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	(3,071,620)
32,445,200	1,634,914	(459)	6/22/31	3 month USD-LIBOR-BBA — Quarterly	1.0025% — Semiannually	(1,523,340)
3,036,000	158,085	(104)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.509% — Semiannually	(144,059)
3,036,000	131,337	(104)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.546% — Semiannually	(116,959)
104,238,500	2,549,674	(843)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,379,939
18,550,000	369,145	(633)	1/14/51	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	(280,312)
20,196,200	688,488	(286)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	678,926
19,544,700	701,264	(277)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	635,085
54,290,900	390,352	162,153	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	(196,022)
25,500,000	1,032,240	(338)	1/27/31	1.075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	960,801
188,866,600	1,514,710 E	(1,052)	1/31/25	0.735% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,513,658
116,795,000	3,950,007	(1,549)	2/4/31	1.153% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	3,658,751
24,763,000	545,777	(844)	2/4/51	3 month USD-LIBOR-BBA — Quarterly	1.635% — Semiannually	(456,352)
6,210,000	168,167	(82)	2/9/31	3 month USD-LIBOR-BBA — Quarterly	1.231% — Semiannually	(152,653)
108,581,800	2,660,254	(247,902)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,336,854
21,933,500	534,081	(177)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	511,575

74 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$17,937,700	$518,758	$(238)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$478,014
82,772,000	1,189,434	(1,098)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	1.377% — Semiannually	(980,880)
31,225,000	482,426	(414)	2/22/31	1.3659% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	409,389
37,785,000	385,407	(501)	2/24/31	1.4255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	293,959
68,349,000	133,964	(906)	3/2/31	1.51882% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(23,447)
54,290,900	86,323	(720)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(11,967)
5,173,100	205,217 E	(78)	3/20/34	2.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(205,295)
72,428,400	737,321	(684)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	687,838
53,589,800	554,654	(185,318)	4/28/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	(736,539)
108,581,800	646,062	(1,025)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	600,952
60,902,700	1,031,083	(808)	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	1,073,652
22,838,500	2,194,551	(779)	4/15/51	2.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,215,586)
54,290,900	761,158	(720)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(785,398)
24,123,400	94,322	(320)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	274,482
54,290,900	116,183	(720)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	490,264
10,185,000	713	(135)	5/10/31	1.5475% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(71,274)
93,400,000	214,820	(1,238)	5/12/31	3 month USD-LIBOR-BBA — Quarterly	1.574% — Semiannually	877,923

Income Fund 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$54,290,900	$462,558	$(720)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	$844,721
14,539,300	80,693	(193)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(177,847)
48,246,800	741,553	(455)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	(581,687)
4,401,200	27,684	(62)	9/1/31	1.63% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(38,808)
15,431,300	92,588	(219)	9/7/31	1.6275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(127,755)
54,290,900	21,173	(720)	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.558% — Semiannually	329,462
5,813,400	348,804 E	(198)	6/11/51	2.232% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(349,002)
26,197,000	137,272	(99)	6/10/23	3 month USD-LIBOR-BBA — Quarterly	0.2215% — Semiannually	(119,024)
2,764,100	22,362	(37)	6/14/31	1.465% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	7,341
68,056,000	573,712	(902)	6/11/31	3 month USD-LIBOR-BBA — Quarterly	1.46049% — Semiannually	(198,650)
54,290,900	517,392	(720)	6/23/31	3 month USD-LIBOR-BBA — Quarterly	1.45% — Semiannually	(245,763)
9,623,000	30,216	(128)	6/21/31	1.52% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(21,373)
24,995,600	193,216	(331)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	(72,046)
64,422,100	801,411	(608)	6/28/26	0.933% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	603,488
3,584,100	30,286	(48)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	(13,911)
44,074,800	491,434	(416)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	359,464
37,352,100	336,169	(495)	7/9/31	3 month USD-LIBOR-BBA — Quarterly	1.457% — Semiannually	(169,865)

76 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$41,225,300	$361,958	$(547)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	$(187,691)
9,840,000	235,274	(130)	7/27/31	3 month USD-LIBOR-BBA — Quarterly	1.2975% — Semiannually	(202,252)
96,883,600	1,842,726	(915)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	(1,684,568)
5,045,000	115,581	(172)	7/29/51	3 month USD-LIBOR-BBA — Quarterly	1.6295% — Semiannually	(95,027)
28,468,000	924,356	(971)	8/11/51	1.591% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	830,986
49,894,000	1,148,560	(662)	8/10/31	3 month USD-LIBOR-BBA — Quarterly	1.31% — Semiannually	(1,016,915)
53,321,400	1,284,513	(707)	8/18/31	3 month USD-LIBOR-BBA — Quarterly	1.30% — Semiannually	(1,158,489)
14,414,200	337,004 E	(204)	8/23/33	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	336,800
62,742,000	1,044,654	(592)	9/2/26	0.873% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	966,804
66,778,200	1,090,488	(630)	9/1/26	0.879% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,005,592
9,274,500	141,343 E	(131)	9/1/33	1.66% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	141,212
27,655,000	601,496	(392)	10/1/31	1.333% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	573,501
608,064,000	9,905,363 E	(6,512,846)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	3,392,517
1,016,000	16,551 E	10,946	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	(5,605)
48,800,000	368,928 E	(56,437)	12/15/23	0.40% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	312,491
475,492,000	3,594,720 E	855,267	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	(2,739,453)
81,220,000	1,860,750 E	(2,073,096)	12/15/31	1.35% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(212,346)

Income Fund 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$27,514,000	$630,346 E	$682,155	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	$51,810
88,286,000	1,770,134 E	4,930,422	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	3,160,287
38,965,600	720,084	(517)	9/13/31	1.366% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	654,651
2,842,000	54,907	(38)	9/14/31	3 month USD-LIBOR-BBA — Quarterly	1.357% — Semiannually	(50,349)
28,754,000	645,527	(381)	9/17/31	1.324% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	602,929
46,988,200	530,027 E	(444)	12/21/26	1.0575% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	529,583
33,898,000	664,740	(449)	9/23/31	1.355% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	620,521
59,617,900	851,344	202,219	10/25/26	3 month USD-LIBOR-BBA — Quarterly	0.944% — Semiannually	(641,181)
10,959,000	174,248	(145)	9/27/31	1.3955% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	161,068
94,865,900	853,793	(896)	10/5/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	790,704
67,716,100	155,747	(898)	10/7/31	1.59% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(222,593)
593,000	1,287	(8)	10/1/31	3 month USD-LIBOR-BBA — Quarterly	1.542% — Semiannually	(600)
50,913,000	28,002	(675)	10/4/31	3 month USD-LIBOR-BBA — Quarterly	1.572% — Semiannually	82,181
465,000	2,623	(6)	10/5/31	1.5055% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,157
87,556,000	788,004	(708)	10/7/26	3 month USD-LIBOR-BBA — Quarterly	1.0465% — Semiannually	(735,167)
12,410,100	516,632 E	(423)	10/9/54	3 month USD-LIBOR-BBA — Quarterly	1.985% — Semiannually	516,209
38,471,300	290,843 E	(545)	10/10/33	1.915% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(291,388)

78 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,591,000	$12,744	$(13)	10/8/26	3 month USD-LIBOR-BBA — Quarterly	1.067% — Semiannually	$(11,804)
53,674,000	392,894	(434)	10/12/26	1.0825% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	365,406
56,238,100	6,186	(746)	10/12/31	1.567% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(49,658)
6,161,000	17,559 E	(87)	11/12/31	1.605% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(17,646)
876,000	3,338	(12)	10/14/31	3 month USD-LIBOR-BBA — Quarterly	1.6065% — Semiannually	3,935
78,749,000	412,645	(637)	10/18/26	1.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	383,703
675,000	101	(9)	10/19/31	1.5645% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(230)
6,335,000	10,643	(84)	10/19/31	1.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(13,789)
44,443,000	43,554	(360)	10/21/26	1.2155% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	29,947
8,394,000	40,375	(111)	10/21/31	1.6175% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(43,926)
591,000	3,457	(8)	10/22/31	3 month USD-LIBOR-BBA — Quarterly	1.6285% — Semiannually	3,669
68,583,000	209,864	(555)	10/26/26	1.299% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(221,365)
3,784,000	160,025	(129)	10/27/51	1.898% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(160,882)
73,360,000	125,446	(973)	11/1/31	1.587% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(126,418)
394,593,000	161,783	(1,488)	11/1/23	3 month USD-LIBOR-BBA — Quarterly	0.711% — Semiannually	160,296
24,446,000	33,002	(197)	11/1/26	1.268% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(33,200)
2,214,300	1,616 E	(78)	11/17/51	1.73% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,591)
Total		$(5,189,533)	$2,236,967
E Extended effective date.

Income Fund 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$8,936,746	$8,754,746	$—	9/29/25	(0.0165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 − Annually	$(144,296)
6,989,566	6,907,212	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(59,358)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(203,654)
Total		$—		Total	$(203,654)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$128,609,000	$3,502,023	$(2,341)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(3,504,364)
268,656,000	5,727,746	(2,713)	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(5,730,459)
Total		$(5,054)	$(9,234,823)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$13,534	$198,000	$55,044	5/11/63	300 bp — Monthly	$(41,395)
CMBX NA BBB−.6 Index	B+/P	26,395	438,000	121,764	5/11/63	300 bp — Monthly	(95,113)
CMBX NA BBB−.6 Index	B+/P	54,079	876,000	243,528	5/11/63	300 bp — Monthly	(188,938)
CMBX NA BBB−.6 Index	B+/P	51,528	904,000	251,312	5/11/63	300 bp — Monthly	(199,257)
Citigroup Global Markets, Inc.
CMBX NA A.13 Index	A-/P	(39,677)	2,415,000	32,603	12/16/72	200 bp — Monthly	(6,135)
CMBX NA A.6 Index	BBB+/P	14,357	93,000	9,356	5/11/63	200 bp — Monthly	5,037

80 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6 Index	BBB+/P	$18,755	$124,000	$12,474	5/11/63	200 bp — Monthly	$6,329
CMBX NA A.6 Index	BBB+/P	29,025	180,000	18,108	5/11/63	200 bp — Monthly	10,987
CMBX NA A.6 Index	BBB+/P	26,554	219,000	22,031	5/11/63	200 bp — Monthly	4,608
CMBX NA A.6 Index	BBB+/P	37,103	310,000	31,186	5/11/63	200 bp — Monthly	6,038
CMBX NA A.6 Index	BBB+/P	66,178	543,000	54,626	5/11/63	200 bp — Monthly	11,763
CMBX NA A.6 Index	BBB+/P	74,013	620,000	62,372	5/11/63	200 bp — Monthly	11,882
CMBX NA A.6 Index	BBB+/P	108,726	918,000	92,351	5/11/63	200 bp — Monthly	16,732
CMBX NA A.6 Index	BBB+/P	245,723	1,467,000	147,580	5/11/63	200 bp — Monthly	98,713
CMBX NA A.6 Index	BBB+/P	176,250	1,500,000	150,900	5/11/63	200 bp — Monthly	25,933
CMBX NA A.6 Index	BBB+/P	364,258	2,871,000	288,823	5/11/63	200 bp — Monthly	76,552
CMBX NA A.6 Index	BBB+/P	463,891	3,886,000	390,932	5/11/63	200 bp — Monthly	74,471
CMBX NA A.6 Index	BBB+/P	460,248	3,886,000	390,932	5/11/63	200 bp — Monthly	70,828
CMBX NA A.6 Index	BBB+/P	498,339	4,381,000	440,729	5/11/63	200 bp — Monthly	59,314
CMBX NA A.6 Index	BBB+/P	562,500	5,000,000	503,000	5/11/63	200 bp — Monthly	61,444
CMBX NA A.6 Index	BBB+/P	646,875	5,000,000	503,000	5/11/63	200 bp — Monthly	145,819
CMBX NA A.6 Index	BBB+/P	1,225,761	7,373,000	741,724	5/11/63	200 bp — Monthly	486,905
CMBX NA A.6 Index	BBB+/P	1,092,341	8,827,000	887,996	5/11/63	200 bp — Monthly	207,778
CMBX NA BB.11 Index	BB−/P	1,234,525	2,185,000	184,851	11/18/54	500 bp — Monthly	1,051,798
CMBX NA BB.13 Index	BB−/P	153,861	1,539,000	153,438	12/16/72	500 bp — Monthly	1,919
CMBX NA BB.13 Index	BB−/P	376,267	3,987,000	397,504	12/16/72	500 bp — Monthly	(17,360)
CMBX NA BB.6 Index	B-/P	624,884	3,699,808	1,624,956	5/11/63	500 bp — Monthly	(996,475)
CMBX NA BB.7 Index	B/P	132,687	2,600,000	871,520	1/17/47	500 bp — Monthly	(736,305)
CMBX NA BB.9 Index	B+/P	7,533	37,000	7,833	9/17/58	500 bp — Monthly	(264)

Income Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	B+/P	$516,275	$2,528,000	$535,178	9/17/58	500 bp — Monthly	$(16,445)
CMBX NA BBB−.10 Index	BB+/P	288,987	2,649,000	238,145	11/17/59	300 bp — Monthly	52,387
CMBX NA BBB−.12 Index	BBB−/P	37,494	899,000	45,040	8/17/61	300 bp — Monthly	(7,021)
CMBX NA BBB−.12 Index	BBB−/P	152,455	2,587,000	129,609	8/17/61	300 bp — Monthly	24,355
CMBX NA BBB−.14 Index	BBB−/P	18,956	464,000	19,813	12/16/72	300 bp — Monthly	(586)
CMBX NA BBB−.14 Index	BBB−/P	69,656	1,393,000	59,481	12/16/72	300 bp — Monthly	10,987
CMBX NA BBB−.14 Index	BBB−/P	70,287	2,161,000	92,275	12/16/72	300 bp — Monthly	(20,727)
CMBX NA BBB−.14 Index	BBB−/P	139,913	3,308,000	141,252	12/16/72	300 bp — Monthly	591
CMBX NA BBB−.14 Index	BBB−/P	150,037	3,494,000	149,194	12/16/72	300 bp — Monthly	2,882
CMBX NA BBB−.14 Index	BBB−/P	134,638	4,321,000	184,507	12/16/72	300 bp — Monthly	(47,348)
CMBX NA BBB−.6 Index	B+/P	658,663	2,291,000	636,898	5/11/63	300 bp — Monthly	23,101
CMBX NA BBB−.6 Index	B+/P	658,663	2,291,000	636,898	5/11/63	300 bp — Monthly	23,101
CMBX NA BBB−.6 Index	B+/P	1,215,720	3,684,000	1,024,152	5/11/63	300 bp — Monthly	193,717
CMBX NA BBB−.6 Index	B+/P	307,697	3,849,000	1,070,022	5/11/63	300 bp — Monthly	(760,080)
CMBX NA BBB−.6 Index	B+/P	1,348,826	4,582,000	1,273,796	5/11/63	300 bp — Monthly	77,703
CMBX NA BBB−.6 Index	B+/P	1,553,786	5,663,000	1,574,314	5/11/63	300 bp — Monthly	(17,225)
CMBX NA BBB−.6 Index	B+/P	427,327	6,277,000	1,745,006	5/11/63	300 bp — Monthly	(1,314,018)
CMBX NA BBB−.6 Index	B+/P	6,642,540	104,313,000	28,999,014	5/11/63	300 bp — Monthly	(22,295,624)
Credit Suisse International
CMBX NA A.6 Index	BBB+/P	(28,117)	25,462,000	2,561,477	5/11/63	200 bp — Monthly	(2,579,693)
CMBX NA A.7 Index	BBB+/P	11,938	287,000	13,920	1/17/47	200 bp — Monthly	(1,870)
CMBX NA A.7 Index	BBB+/P	102,321	2,780,000	134,830	1/17/47	200 bp — Monthly	(31,428)
CMBX NA BB.7 Index	B/P	97,913	732,000	245,366	1/17/47	500 bp — Monthly	(146,742)

82 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB−.6 Index	B+/P	$3,908,838	$41,600,000	$11,564,800	5/11/63	300 bp — Monthly	$(7,631,696)
CMBX NA BBB−.7 Index	BB−/P	143,564	2,186,000	414,903	1/17/47	300 bp — Monthly	(270,064)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	5,271	168,000	16,901	5/11/63	200 bp — Monthly	(11,565)
CMBX NA A.6 Index	BBB+/P	18,786	361,000	36,317	5/11/63	200 bp — Monthly	(17,390)
CMBX NA A.6 Index	BBB+/P	54,870	472,000	47,483	5/11/63	200 bp — Monthly	7,570
CMBX NA A.6 Index	BBB+/P	16,026	526,000	52,916	5/11/63	200 bp — Monthly	(36,685)
CMBX NA A.6 Index	BBB+/P	65,431	551,000	55,431	5/11/63	200 bp — Monthly	10,215
CMBX NA A.6 Index	BBB+/P	(1,095)	602,000	60,561	5/11/63	200 bp — Monthly	(61,422)
CMBX NA A.6 Index	BBB+/P	(365)	602,000	60,561	5/11/63	200 bp — Monthly	(60,692)
CMBX NA A.6 Index	BBB+/P	32,297	638,000	64,183	5/11/63	200 bp — Monthly	(31,638)
CMBX NA A.6 Index	BBB+/P	50,224	975,000	98,085	5/11/63	200 bp — Monthly	(47,482)
CMBX NA A.6 Index	BBB+/P	61,757	1,106,000	111,264	5/11/63	200 bp — Monthly	(49,076)
CMBX NA A.6 Index	BBB+/P	65,795	1,256,000	126,354	5/11/63	200 bp — Monthly	(60,070)
CMBX NA A.6 Index	BBB+/P	110,726	1,686,000	169,612	5/11/63	200 bp — Monthly	(58,230)
CMBX NA A.6 Index	BBB+/P	300,730	2,074,000	208,644	5/11/63	200 bp — Monthly	92,892
CMBX NA A.6 Index	BBB+/P	338,288	2,910,000	292,746	5/11/63	200 bp — Monthly	46,673
CMBX NA A.6 Index	BBB+/P	(32,020)	3,372,000	339,223	5/11/63	200 bp — Monthly	(369,932)
CMBX NA A.6 Index	BBB+/P	224,300	3,497,000	351,798	5/11/63	200 bp — Monthly	(126,138)
CMBX NA A.6 Index	BBB+/P	617,699	7,214,000	725,728	5/11/63	200 bp — Monthly	(105,224)
CMBX NA BB.13 Index	BB−/P	5,770	60,000	5,982	12/16/72	500 bp — Monthly	(154)
CMBX NA BBB−.11 Index	BBB−/P	254	4,000	190	11/18/54	300 bp — Monthly	66
CMBX NA BBB−.11 Index	BBB−/P	318	5,000	238	11/18/54	300 bp — Monthly	83
CMBX NA BBB−.14 Index	BBB−/P	22,534	506,000	21,606	12/16/72	300 bp — Monthly	1,223

Income Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.14 Index	BBB−/P	$47,935	$1,265,000	$54,016	12/16/72	300 bp — Monthly	$(5,343)
CMBX NA BBB−.14 Index	BBB−/P	95,372	3,311,000	141,380	12/16/72	300 bp — Monthly	(44,076)
CMBX NA BBB−.14 Index	BBB−/P	274,167	6,097,000	260,342	12/16/72	300 bp — Monthly	17,382
CMBX NA BBB−.6 Index	B+/P	1,869	37,000	10,286	5/11/63	300 bp — Monthly	(8,396)
CMBX NA BBB−.6 Index	B+/P	6,881	101,000	28,078	5/11/63	300 bp — Monthly	(21,138)
CMBX NA BBB−.6 Index	B+/P	11,786	112,000	31,136	5/11/63	300 bp — Monthly	(19,285)
CMBX NA BBB−.6 Index	B+/P	12,607	146,000	40,588	5/11/63	300 bp — Monthly	(27,896)
CMBX NA BBB−.6 Index	B+/P	43,346	392,000	108,976	5/11/63	300 bp — Monthly	(65,402)
CMBX NA BBB−.6 Index	B+/P	43,557	401,000	111,478	5/11/63	300 bp — Monthly	(67,687)
CMBX NA BBB−.6 Index	B+/P	43,389	401,000	111,478	5/11/63	300 bp — Monthly	(67,855)
CMBX NA BBB−.6 Index	B+/P	39,801	503,000	139,834	5/11/63	300 bp — Monthly	(99,739)
CMBX NA BBB−.6 Index	B+/P	32,711	671,000	186,538	5/11/63	300 bp — Monthly	(153,435)
CMBX NA BBB−.6 Index	B+/P	77,301	714,000	198,492	5/11/63	300 bp — Monthly	(120,774)
CMBX NA BBB−.6 Index	B+/P	206,333	732,000	203,496	5/11/63	300 bp — Monthly	3,264
CMBX NA BBB−.6 Index	B+/P	206,333	732,000	203,496	5/11/63	300 bp — Monthly	3,264
CMBX NA BBB−.6 Index	B+/P	107,181	772,000	214,616	5/11/63	300 bp — Monthly	(106,984)
CMBX NA BBB−.6 Index	B+/P	134,237	1,144,000	318,032	5/11/63	300 bp — Monthly	(183,128)
CMBX NA BBB−.6 Index	B+/P	71,141	1,402,000	389,756	5/11/63	300 bp — Monthly	(317,798)
CMBX NA BBB−.6 Index	B+/P	395,645	1,493,000	415,054	5/11/63	300 bp — Monthly	(18,538)
CMBX NA BBB−.6 Index	B+/P	137,523	1,554,000	432,012	5/11/63	300 bp — Monthly	(293,582)
CMBX NA BBB−.6 Index	B+/P	260,372	1,828,000	508,184	5/11/63	300 bp — Monthly	(246,745)
CMBX NA BBB−.6 Index	B+/P	117,779	1,855,000	515,690	5/11/63	300 bp — Monthly	(396,829)
CMBX NA BBB−.6 Index	B+/P	217,967	2,463,000	684,714	5/11/63	300 bp — Monthly	(465,310)

84 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$207,367	$2,467,000	$685,826	5/11/63	300 bp — Monthly	$(477,020)
CMBX NA BBB−.6 Index	B+/P	781,830	2,856,000	793,968	5/11/63	300 bp — Monthly	(10,472)
CMBX NA BBB−.6 Index	B+/P	259,403	3,236,000	899,608	5/11/63	300 bp — Monthly	(638,318)
CMBX NA BBB−.6 Index	B+/P	250,279	3,302,000	917,956	5/11/63	300 bp — Monthly	(665,751)
CMBX NA BBB−.6 Index	B+/P	244,226	3,333,000	926,574	5/11/63	300 bp — Monthly	(680,404)
CMBX NA BBB−.6 Index	B+/P	245,701	3,333,000	926,574	5/11/63	300 bp — Monthly	(678,928)
CMBX NA BBB−.6 Index	B+/P	345,231	4,755,000	1,321,890	5/11/63	300 bp — Monthly	(973,885)
CMBX NA BBB−.6 Index	B+/P	345,231	4,755,000	1,321,890	5/11/63	300 bp — Monthly	(973,885)
CMBX NA BBB−.6 Index	B+/P	759,433	10,002,000	2,780,556	5/11/63	300 bp — Monthly	(2,015,288)
CMBX NA BBB−.7 Index	BB−/P	7,806	112,000	21,258	1/17/47	300 bp — Monthly	(13,386)
CMBX NA BBB−.7 Index	BB−/P	49,185	605,000	114,829	1/17/47	300 bp — Monthly	(65,291)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(4,369)	4,202,000	56,727	12/16/72	200 bp — Monthly	53,992
CMBX NA A.13 Index	A-/P	33,777	419,000	5,657	12/16/72	200 bp — Monthly	39,596
CMBX NA A.6 Index	BBB+/P	184,100	1,315,000	132,289	5/11/63	200 bp — Monthly	52,322
CMBX NA A.6 Index	BBB+/P	549,146	3,684,000	370,610	5/11/63	200 bp — Monthly	179,969
CMBX NA A.6 Index	BBB+/P	8,652,002	66,542,000	6,694,125	5/11/63	200 bp — Monthly	1,983,754
CMBX NA BBB−.13 Index	BBB−/P	887	15,000	815	12/16/72	300 bp — Monthly	81
CMBX NA BBB−.13 Index	BBB−/P	221,811	3,210,000	174,303	12/16/72	300 bp — Monthly	49,380
CMBX NA BBB−.13 Index	BBB−/P	729,327	7,949,000	431,631	12/16/72	300 bp — Monthly	302,333
CMBX NA BBB−.6 Index	B+/P	24,173,334	75,612,000	21,020,136	5/11/63	300 bp — Monthly	3,197,305
CMBX NA BBB−.7 Index	BB−/P	115,034	490,000	93,002	1/17/47	300 bp — Monthly	22,318

Income Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BBB−.6 Index	B+/P	$366,291	$1,317,000	$366,126	5/11/63	300 bp — Monthly	$933
CMBX NA BBB−.6 Index	B+/P	9,069,080	33,658,000	9,356,924	5/11/63	300 bp — Monthly	(268,211)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(48,966)	8,164,000	110,214	12/16/72	200 bp — Monthly	64,423
CMBX NA A.6 Index	BBB+/P	99,200	992,000	99,795	5/11/63	200 bp — Monthly	(209)
CMBX NA A.6 Index	BBB+/P	111,521	1,293,000	130,076	5/11/63	200 bp — Monthly	(18,052)
CMBX NA A.6 Index	BBB+/P	245,938	1,574,000	158,344	5/11/63	200 bp — Monthly	88,205
CMBX NA A.6 Index	BBB+/P	248,100	2,481,000	249,589	5/11/63	200 bp — Monthly	(524)
CMBX NA A.6 Index	BBB+/P	302,904	3,413,000	343,348	5/11/63	200 bp — Monthly	(39,117)
CMBX NA A.6 Index	BBB+/P	515,760	3,684,000	370,610	5/11/63	200 bp — Monthly	146,582
CMBX NA A.6 Index	BBB+/P	277,133	4,068,000	409,241	5/11/63	200 bp — Monthly	(130,526)
CMBX NA A.6 Index	BBB+/P	1,653,075	10,665,000	1,072,899	5/11/63	200 bp — Monthly	584,324
CMBX NA BB.11 Index	BB−/P	21,160	250,000	21,150	11/18/54	500 bp — Monthly	253
CMBX NA BB.13 Index	BB−/P	95,478	1,041,000	103,788	12/16/72	500 bp — Monthly	(7,298)
CMBX NA BB.13 Index	BB−/P	124,916	1,299,000	129,510	12/16/72	500 bp — Monthly	(3,331)
CMBX NA BB.13 Index	BB−/P	138,137	1,516,000	151,145	12/16/72	500 bp — Monthly	(11,534)
CMBX NA BB.13 Index	BB−/P	143,825	1,524,000	151,943	12/16/72	500 bp — Monthly	(6,636)
CMBX NA BB.13 Index	BB−/P	178,548	1,933,000	192,720	12/16/72	500 bp — Monthly	(12,293)
CMBX NA BBB−.12 Index	BBB−/P	62,821	1,066,000	53,407	8/17/61	300 bp — Monthly	10,036
CMBX NA BBB−.12 Index	BBB−/P	146,324	3,408,000	170,741	8/17/61	300 bp — Monthly	(22,429)
CMBX NA BBB−.13 Index	BBB−/P	46,856	715,000	38,825	12/16/72	300 bp — Monthly	8,449
CMBX NA BBB−.13 Index	BBB−/P	59,870	812,000	44,092	12/16/72	300 bp — Monthly	16,252
CMBX NA BBB−.13 Index	BBB−/P	115,928	1,559,000	84,654	12/16/72	300 bp — Monthly	32,184
CMBX NA BBB−.13 Index	BBB−/P	138,734	2,038,000	110,663	12/16/72	300 bp — Monthly	29,259

86 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.14 Index	BBB−/P	$17,836	$414,000	$17,678	12/16/72	300 bp — Monthly	$400
CMBX NA BBB−.14 Index	BBB−/P	21,290	563,000	24,040	12/16/72	300 bp — Monthly	(2,422)
CMBX NA BBB−.14 Index	BBB−/P	41,337	1,093,500	46,692	12/16/72	300 bp — Monthly	(4,717)
CMBX NA BBB−.14 Index	BBB−/P	128,009	3,584,000	153,037	12/16/72	300 bp — Monthly	(22,937)
CMBX NA BBB−.6 Index	B+/P	151,989	1,554,000	432,012	5/11/63	300 bp — Monthly	(279,116)
CMBX NA BBB−.6 Index	B+/P	172,812	2,608,500	725,163	5/11/63	300 bp — Monthly	(550,829)
CMBX NA BBB−.6 Index	B+/P	529,757	6,342,000	1,763,076	5/11/63	300 bp — Monthly	(1,229,619)
CMBX NA BBB−.6 Index	B+/P	489,483	6,670,000	1,854,260	5/11/63	300 bp — Monthly	(1,360,886)
CMBX NA BBB−.6 Index	B+/P	777,807	9,703,000	2,697,434	5/11/63	300 bp — Monthly	(1,913,967)
CMBX NA BBB−.6 Index	B+/P	1,236,736	16,509,000	4,589,502	5/11/63	300 bp — Monthly	(3,343,135)
Upfront premium received		87,902,758		Unrealized appreciation		9,888,656
Upfront premium (paid)		(154,609)		Unrealized (depreciation)		(57,607,863)
Total		$87,748,149		Total		$(47,719,207)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$7,615	1/17/47	(200 bp) — Monthly	$6,389
CMBX NA BB.10 Index	(934,830)	3,666,000	902,936	11/17/59	(500 bp) — Monthly	(35,458)
CMBX NA BB.10 Index	(273,409)	1,134,000	279,304	11/17/59	(500 bp) — Monthly	4,793
CMBX NA BB.10 Index	(46,755)	448,000	110,342	11/17/59	(500 bp) — Monthly	63,152
CMBX NA BB.10 Index	(40,460)	369,000	90,885	11/17/59	(500 bp) — Monthly	50,066

Income Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(75,168)	$1,041,000	$88,069	11/18/54	(500 bp) — Monthly	$11,888
CMBX NA BB.11 Index	(24,952)	481,000	40,693	11/18/54	(500 bp) — Monthly	15,273
CMBX NA BB.11 Index	(24,535)	481,000	40,693	11/18/54	(500 bp) — Monthly	15,690
CMBX NA BB.8 Index	(163,027)	1,268,769	465,638	10/17/57	(500 bp) — Monthly	301,379
CMBX NA BB.8 Index	(408,330)	1,142,182	419,181	10/17/57	(500 bp) — Monthly	9,740
CMBX NA BB.8 Index	(316,298)	887,075	325,557	10/17/57	(500 bp) — Monthly	8,397
CMBX NA BB.8 Index	(63,214)	347,873	127,669	10/17/57	(500 bp) — Monthly	64,118
CMBX NA BBB−.10 Index	(955,214)	4,115,000	369,939	11/17/59	(300 bp) — Monthly	(587,676)
CMBX NA BBB−.10 Index	(605,828)	3,841,000	345,306	11/17/59	(300 bp) — Monthly	(262,763)
CMBX NA BBB−.10 Index	(672,541)	2,819,000	253,428	11/17/59	(300 bp) — Monthly	(420,757)
CMBX NA BBB−.10 Index	(474,999)	2,176,000	195,622	11/17/59	(300 bp) — Monthly	(280,646)
CMBX NA BBB−.10 Index	(442,014)	2,031,000	182,587	11/17/59	(300 bp) — Monthly	(260,612)
CMBX NA BBB−.10 Index	(149,530)	1,173,000	105,453	11/17/59	(300 bp) — Monthly	(44,762)
CMBX NA BBB−.10 Index	(122,025)	961,000	86,394	11/17/59	(300 bp) — Monthly	(36,192)
CMBX NA BBB−.10 Index	(114,856)	901,000	81,000	11/17/59	(300 bp) — Monthly	(34,382)
CMBX NA BBB−.10 Index	(77,019)	313,000	28,139	11/17/59	(300 bp) — Monthly	(49,063)
CMBX NA BBB−.12 Index	(294,881)	4,321,000	216,482	8/17/61	(300 bp) — Monthly	(80,920)
CMBX NA BBB−.12 Index	(216,967)	1,281,000	64,178	8/17/61	(300 bp) — Monthly	(153,536)
CMBX NA BBB−.12 Index	(120,943)	536,000	26,854	8/17/61	(300 bp) — Monthly	(94,402)
CMBX NA BBB−.13 Index	(302,127)	3,987,000	216,494	12/16/72	(300 bp) — Monthly	(87,958)
CMBX NA BBB−.13 Index	(109,020)	2,162,000	117,397	12/16/72	(300 bp) — Monthly	7,115
CMBX NA BBB−.13 Index	(110,039)	2,161,000	117,342	12/16/72	(300 bp) — Monthly	6,043
CMBX NA BBB−.13 Index	(112,582)	1,925,000	104,528	12/16/72	(300 bp) — Monthly	(9,177)

88 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.7 Index	$(105,219)	$481,000	$91,294	1/17/47	(300 bp) — Monthly	$(14,206)
CMBX NA BBB−.8 Index	(404,219)	2,587,000	336,827	10/17/57	(300 bp) — Monthly	(68,900)
CMBX NA BBB−.8 Index	(304,724)	2,289,000	298,028	10/17/57	(300 bp) — Monthly	(8,030)
CMBX NA BBB−.8 Index	(192,503)	1,345,000	175,119	10/17/57	(300 bp) — Monthly	(18,169)
CMBX NA BBB−.8 Index	(201,378)	1,269,000	165,224	10/17/57	(300 bp) — Monthly	(36,895)
CMBX NA BBB−.8 Index	(200,585)	1,269,000	165,224	10/17/57	(300 bp) — Monthly	(36,102)
Credit Suisse International
CMBX NA BB.10 Index	(123,951)	929,000	228,813	11/17/59	(500 bp) — Monthly	103,959
CMBX NA BB.10 Index	(110,117)	926,000	228,074	11/17/59	(500 bp) — Monthly	117,056
CMBX NA BB.10 Index	(60,658)	488,000	120,194	11/17/59	(500 bp) — Monthly	59,062
CMBX NA BB.7 Index	(173,028)	938,000	314,418	1/17/47	(500 bp) — Monthly	140,477
CMBX NA BB.7 Index	(140,307)	853,000	285,926	1/17/47	(500 bp) — Monthly	144,789
CMBX NA BB.7 Index	(11,314)	616,635	270,826	5/11/63	(500 bp) — Monthly	258,912
CMBX NA BB.8 Index	(115,646)	637,767	234,060	10/17/57	(500 bp) — Monthly	117,795
Goldman Sachs International
CMBX NA BB.10 Index	(711,783)	3,146,000	774,860	11/17/59	(500 bp) — Monthly	60,019
CMBX NA BB.10 Index	(61,756)	205,000	50,492	11/17/59	(500 bp) — Monthly	(11,464)
CMBX NA BB.6 Index	(120,100)	267,433	117,456	5/11/63	(500 bp) — Monthly	(2,903)
CMBX NA BB.7 Index	(691,993)	3,408,000	1,142,362	1/17/47	(500 bp) — Monthly	447,055
CMBX NA BB.7 Index	(175,691)	1,161,000	389,167	1/17/47	(500 bp) — Monthly	212,347
CMBX NA BB.7 Index	(173,838)	1,061,000	355,647	1/17/47	(500 bp) — Monthly	180,778
CMBX NA BB.7 Index	(42,606)	252,000	84,470	1/17/47	(500 bp) — Monthly	41,620
CMBX NA BB.8 Index	(738,767)	2,033,123	746,156	10/17/57	(500 bp) — Monthly	5,415
CMBX NA BB.8 Index	(737,498)	2,033,123	746,156	10/17/57	(500 bp) — Monthly	6,684

Income Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.8 Index	$(85,652)	$730,533	$268,106	10/17/57	(500 bp) — Monthly	$181,744
CMBX NA BB.9 Index	(30,702)	258,000	54,619	9/17/58	(500 bp) — Monthly	23,666
CMBX NA BB.9 Index	(15,654)	150,000	31,755	9/17/58	(500 bp) — Monthly	15,956
CMBX NA BBB−.10 Index	(230,785)	1,480,000	133,052	11/17/59	(300 bp) — Monthly	(98,596)
CMBX NA BBB−.10 Index	(209,317)	957,000	86,034	11/17/59	(300 bp) — Monthly	(123,841)
CMBX NA BBB−.12 Index	(186,571)	957,000	47,946	8/17/61	(300 bp) — Monthly	(139,183)
CMBX NA BBB−.12 Index	(164,807)	488,000	24,449	8/17/61	(300 bp) — Monthly	(140,643)
CMBX NA BBB−.13 Index	(132,005)	1,742,000	94,591	12/16/72	(300 bp) — Monthly	(38,431)
CMBX NA BBB−.8 Index	(284,934)	1,817,000	236,573	10/17/57	(300 bp) — Monthly	(49,420)
CMBX NA BBB−.8 Index	(144,771)	1,119,000	145,694	10/17/57	(300 bp) — Monthly	270
CMBX NA BBB−.8 Index	(159,871)	1,036,000	134,887	10/17/57	(300 bp) — Monthly	(25,588)
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	2,910,000	141,135	1/17/47	(200 bp) — Monthly	78,656
CMBX NA BB.11 Index	(490,603)	916,775	402,648	5/11/63	(500 bp) — Monthly	(88,847)
CMBX NA BB.11 Index	(235,607)	432,000	36,547	11/18/54	(500 bp) — Monthly	(199,480)
CMBX NA BB.17 Index	(157,669)	322,000	107,934	1/17/47	(500 bp) — Monthly	(50,048)
CMBX NA BB.8 Index	(911,950)	1,778,016	652,532	10/17/57	(500 bp) — Monthly	(261,145)
CMBX NA BBB−.10 Index	(789,914)	2,804,000	252,080	11/17/59	(300 bp) — Monthly	(539,470)
CMBX NA BBB−.10 Index	(443,013)	1,487,000	133,681	11/17/59	(300 bp) — Monthly	(310,199)
CMBX NA BBB−.10 Index	(172,837)	1,048,000	94,215	11/17/59	(300 bp) — Monthly	(79,234)
CMBX NA BBB−.11 Index	(743,952)	2,367,000	112,433	11/18/54	(300 bp) — Monthly	(632,901)
CMBX NA BBB−.11 Index	(428,771)	1,330,000	63,175	11/18/54	(300 bp) — Monthly	(366,372)
CMBX NA BBB−.11 Index	(53,670)	171,000	8,123	11/18/54	(300 bp) — Monthly	(45,648)
CMBX NA BBB−.11 Index	(28,625)	142,000	6,745	11/18/54	(300 bp) — Monthly	(21,963)

90 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.12 Index	$(49,623)	$1,270,000	$63,627	8/17/61	(300 bp) — Monthly	$13,264
CMBX NA BBB−.12 Index	(66,265)	325,000	16,283	8/17/61	(300 bp) — Monthly	(50,172)
Merrill Lynch International
CMBX NA BB.10 Index	(50,925)	895,000	220,439	11/17/59	(500 bp) — Monthly	168,643
CMBX NA BBB−.10 Index	(419,041)	1,934,000	173,867	11/17/59	(300 bp) — Monthly	(246,303)
CMBX NA BBB−.7 Index	(69,410)	847,000	160,761	1/17/47	(300 bp) — Monthly	90,857
CMBX NA BBB−.9 Index	(51,684)	279,000	23,548	9/17/58	(300 bp) — Monthly	(28,299)
CMBX NA BBB−.9 Index	(2,779)	15,000	1,266	9/17/58	(300 bp) — Monthly	(1,521)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(148,658)	1,459,000	276,918	1/17/47	(300 bp) — Monthly	127,410
CMBX NA BB.10 Index	(691,872)	2,946,000	725,600	11/17/59	(500 bp) — Monthly	30,864
CMBX NA BB.10 Index	(46,985)	448,000	110,342	11/17/59	(500 bp) — Monthly	62,922
CMBX NA BB.6 Index	(113,683)	254,927	111,964	5/11/63	(500 bp) — Monthly	(1,967)
CMBX NA BB.8 Index	(520,083)	1,016,561	373,078	10/17/57	(500 bp) — Monthly	(147,992)
CMBX NA BB.8 Index	(362,010)	996,269	365,631	10/17/57	(500 bp) — Monthly	2,653
CMBX NA BB.9 Index	(8,575)	173,000	36,624	9/17/58	(500 bp) — Monthly	27,881
CMBX NA BB.9 Index	(13,649)	148,000	31,332	9/17/58	(500 bp) — Monthly	17,539
CMBX NA BB.9 Index	(6,858)	127,000	26,886	9/17/58	(500 bp) — Monthly	19,905
CMBX NA BB.9 Index	(938)	24,000	5,081	9/17/58	(500 bp) — Monthly	4,119
CMBX NA BBB−.10 Index	(768,695)	4,414,000	396,819	11/17/59	(300 bp) — Monthly	(374,451)
CMBX NA BBB−.10 Index	(272,621)	3,148,000	283,005	11/17/59	(300 bp) — Monthly	8,548
CMBX NA BBB−.10 Index	(299,543)	2,500,000	224,750	11/17/59	(300 bp) — Monthly	(76,251)
CMBX NA BBB−.10 Index	(586,807)	2,407,000	216,389	11/17/59	(300 bp) — Monthly	(371,822)
CMBX NA BBB−.10 Index	(278,002)	2,192,000	197,061	11/17/59	(300 bp) — Monthly	(82,220)

Income Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(481,301)	$2,035,000	$182,947	11/17/59	(300 bp) — Monthly	$(299,542)
CMBX NA BBB−.10 Index	(200,512)	1,581,000	142,132	11/17/59	(300 bp) — Monthly	(59,302)
CMBX NA BBB−.10 Index	(256,070)	1,519,000	136,558	11/17/59	(300 bp) — Monthly	(120,398)
CMBX NA BBB−.10 Index	(234,007)	1,072,000	96,373	11/17/59	(300 bp) — Monthly	(138,260)
CMBX NA BBB−.10 Index	(231,661)	1,009,000	90,709	11/17/59	(300 bp) — Monthly	(141,541)
CMBX NA BBB−.10 Index	(107,406)	750,000	67,425	11/17/59	(300 bp) — Monthly	(40,419)
CMBX NA BBB−.10 Index	(75,985)	592,000	53,221	11/17/59	(300 bp) — Monthly	(23,109)
CMBX NA BBB−.10 Index	(79,574)	367,000	32,993	11/17/59	(300 bp) — Monthly	(46,795)
CMBX NA BBB−.10 Index	(42,815)	347,000	31,195	11/17/59	(300 bp) — Monthly	(11,822)
CMBX NA BBB−.10 Index	(70,063)	324,000	29,128	11/17/59	(300 bp) — Monthly	(41,124)
CMBX NA BBB−.11 Index	(380,449)	1,219,000	57,903	11/18/54	(300 bp) — Monthly	(323,258)
CMBX NA BBB−.11 Index	(20,889)	66,000	3,135	11/18/54	(300 bp) — Monthly	(17,792)
CMBX NA BBB−.12 Index	(168,400)	807,000	40,431	8/17/61	(300 bp) — Monthly	(128,440)
CMBX NA BBB−.12 Index	(4,411)	107,000	5,361	8/17/61	(300 bp) — Monthly	887
CMBX NA BBB−.7 Index	(8,254)	130,000	24,674	1/17/47	(300 bp) — Monthly	16,344
CMBX NA BBB−.8 Index	(403,586)	2,634,000	342,947	10/17/57	(300 bp) — Monthly	(62,176)
CMBX NA BBB−.8 Index	(290,290)	2,288,000	297,898	10/17/57	(300 bp) — Monthly	6,273
CMBX NA BBB−.8 Index	(291,005)	2,288,000	297,898	10/17/57	(300 bp) — Monthly	5,558
CMBX NA BBB−.8 Index	(325,180)	2,272,000	295,814	10/17/57	(300 bp) — Monthly	(30,691)
CMBX NA BBB−.8 Index	(295,701)	1,897,000	246,989	10/17/57	(300 bp) — Monthly	(49,818)
CMBX NA BBB−.8 Index	(166,563)	1,066,000	138,793	10/17/57	(300 bp) — Monthly	(28,391)
CMBX NA BBB−.8 Index	(163,617)	1,056,000	137,491	10/17/57	(300 bp) — Monthly	(26,742)
CMBX NA BBB−.8 Index	(150,757)	973,000	126,685	10/17/57	(300 bp) — Monthly	(24,640)
Upfront premium received	—		Unrealized appreciation		3,363,970
Upfront premium (paid)	(28,290,637)		Unrealized (depreciation)		(8,841,240)
Total	$(28,290,637)		Total		$(5,477,270)

92 Income Fund

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$140,936,652	$28,766,993
Collateralized loan obligations	—	122,629,996	—
Corporate bonds and notes	—	1,068,747,305	—
Foreign government and agency bonds and notes	—	5,648,723	—
Mortgage-backed securities	—	1,278,579,576	—
Municipal bonds and notes	—	3,472,158	—
Purchased swap options outstanding	—	53,948,109	—
Senior loans	—	3,160,108	—
U.S. government and agency mortgage obligations	—	1,311,957,618	—
Short-term investments	4,525,000	854,261,550	—
Totals by level	$4,525,000	$4,843,341,795	$28,766,993

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,675	$—
Futures contracts	(1,584,853)	—	—
Written swap options outstanding	—	(113,730,327)	—
Forward premium swap option contracts	—	(3,408,844)	—
TBA sale commitments	—	(54,273,814)	—
Interest rate swap contracts	—	7,426,500	—
Total return swap contracts	—	(9,433,423)	—
Credit default contracts	—	(112,653,989)	—
Totals by level	$(1,584,853)	$(286,070,222)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Income Fund 93

Statement of assets and liabilities 10/31/21

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $4,748,304,525)	$4,668,911,871
Affiliated issuers (identified cost $207,721,917) (Notes 1 and 5)	207,721,917
Cash	1,070,825
Interest and other receivables	24,004,510
Receivable for shares of the fund sold	4,902,987
Receivable for investments sold	9,986,439
Receivable for sales of TBA securities (Note 1)	6,291,773
Receivable for variation margin on futures contracts (Note 1)	1,009,842
Receivable for variation margin on centrally cleared swap contracts (Note 1)	5,442,809
Unrealized appreciation on forward premium swap option contracts (Note 1)	28,282,978
Unrealized appreciation on forward currency contracts (Note 1)	3,675
Unrealized appreciation on OTC swap contracts (Note 1)	13,252,626
Premium paid on OTC swap contracts (Note 1)	28,445,246
Prepaid assets	57,880
Total assets	4,999,385,378

LIABILITIES
Payable for investments purchased	15,818,108
Payable for purchases of delayed delivery securities (Note 1)	3,685,609
Payable for purchases of TBA securities (Note 1)	1,138,299,871
Payable for shares of the fund repurchased	7,061,152
Payable for compensation of Manager (Note 2)	204,226
Payable for custodian fees (Note 2)	58,982
Payable for investor servicing fees (Note 2)	835,126
Payable for Trustee compensation and expenses (Note 2)	457,130
Payable for administrative services (Note 2)	4,941
Payable for distribution fees (Note 2)	248,401
Payable for variation margin on futures contracts (Note 1)	213,498
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,412,496
Unrealized depreciation on OTC swap contracts (Note 1)	66,652,757
Premium received on OTC swap contracts (Note 1)	87,902,758
Unrealized depreciation on forward premium swap option contracts (Note 1)	31,691,822
Written options outstanding, at value (premiums $94,479,881) (Note 1)	113,730,327
TBA sale commitments, at value (proceeds receivable $54,249,883) (Note 1)	54,273,814
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 10)	4,525,000
Other accrued expenses	432,095
Total liabilities	1,529,508,113

Net assets	$3,469,877,265

(Continued on next page)

94 Income Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,628,879,366
Total distributable earnings (Note 1)	(159,002,101)
Total — Representing net assets applicable to capital shares outstanding	$3,469,877,265

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($705,422,993 divided by 102,481,570 shares)	$6.88
Offering price per class A share (100/96.00 of $6.88)*	$7.17
Net asset value and offering price per class B share ($4,027,469 divided by 592,911 shares)**	$6.79
Net asset value and offering price per class C share ($75,864,699 divided by 11,138,924 shares)**	$6.81
Net asset value and redemption price per class M share
($53,418,195 divided by 8,028,600 shares)	$6.65
Offering price per class M share (100/96.75 of $6.65)†	$6.87
Net asset value, offering price and redemption price per class R share
($11,022,943 divided by 1,619,010 shares)	$6.81
Net asset value, offering price and redemption price per class R5 share
($5,842,824 divided by 838,803 shares)	$6.97
Net asset value, offering price and redemption price per class R6 share
($202,649,655 divided by 28,865,989 shares)	$7.02
Net asset value, offering price and redemption price per class Y share
($2,411,628,487 divided by 343,463,030 shares)	$7.02

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Income Fund 95

Statement of operations Year ended 10/31/21

INVESTMENT INCOME
Interest (including interest income of $307,848 from investments in affiliated issuers) (Note 5)	$114,229,318
Total investment income	114,229,318

EXPENSES
Compensation of Manager (Note 2)	14,411,034
Investor servicing fees (Note 2)	5,321,207
Custodian fees (Note 2)	310,738
Trustee compensation and expenses (Note 2)	160,434
Distribution fees (Note 2)	3,331,004
Administrative services (Note 2)	98,347
Other	1,348,458
Fees waived and reimbursed by Manager (Note 2)	(3,840,316)
Total expenses	21,140,906
Expense reduction (Note 2)	(6,513)
Net expenses	21,134,393

Net investment income	93,094,925

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	31,795,214
Net increase from payments by affiliates (Note 2)	1,016
Foreign currency transactions (Note 1)	(451)
Futures contracts (Note 1)	(43,026,827)
Swap contracts (Note 1)	(39,015,687)
Written options (Note 1)	(3,506,000)
Total net realized loss	(53,752,735)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(147,534,575)
Assets and liabilities in foreign currencies	(82)
Forward currency contracts	3,675
Futures contracts	10,384,857
Swap contracts	49,297,974
Written options	25,233,836
Total change in net unrealized depreciation	(62,614,315)

Net loss on investments	(116,367,050)

Net decrease in net assets resulting from operations	$(23,272,125)

The accompanying notes are an integral part of these financial statements.

96 Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/21	Year ended 10/31/20
Operations
Net investment income	$93,094,925	$75,386,729
Net realized gain (loss) on investments
and foreign currency transactions	(53,752,735)	202,519,587
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(62,614,315)	(133,321,659)
Net increase (decrease) in net assets resulting
from operations	(23,272,125)	144,584,657
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(15,788,670)	(6,188,775)
Class B	(66,053)	(39,474)
Class C	(1,265,462)	(337,639)
Class M	(1,081,980)	(499,186)
Class R	(215,528)	(84,362)
Class R5	(133,804)	(62,542)
Class R6	(4,693,170)	(1,569,637)
Class Y	(57,725,616)	(13,387,358)
Net realized short-term gain on investments
Class A	(23,662,198)	(17,340,465)
Class B	(178,466)	(156,556)
Class C	(3,449,255)	(2,642,363)
Class M	(1,788,072)	(1,362,747)
Class R	(351,693)	(259,583)
Class R5	(154,878)	(112,168)
Class R6	(5,209,514)	(3,715,126)
Class Y	(78,326,037)	(50,303,834)
From net realized long-term gain on investments
Class A	(1,450,983)	(6,050,702)
Class B	(10,944)	(73,680)
Class C	(211,511)	(1,030,496)
Class M	(109,646)	(533,426)
Class R	(21,566)	(97,366)
Class R5	(9,497)	(41,189)
Class R6	(319,451)	(1,083,349)
Class Y	(4,803,012)	(11,345,106)
Increase (decrease) from capital share transactions (Note 4)	(221,412,181)	1,418,762,928
Total increase (decrease) in net assets	(445,711,312)	1,445,030,456

NET ASSETS
Beginning of year	3,915,588,577	2,470,558,121
End of year	$3,469,877,265	$3,915,588,577

The accompanying notes are an integral part of these financial statements.

Income Fund 97

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2021	$7.31	.16	(.22)	(.06)	(.14)	(.23)	(.37)	—	$6.88	(.94)	$705,423	.73[e]	2.30[e]	1,038
October 31, 2020	7.25	.16	.17	.33	(.06)	(.21)	(.27)	—	7.31	4.80	814,135	.74[e]	2.19[e]	1,025
October 31, 2019	6.69	.23	.57	.80	(.24)	—	(.24)	—	7.25	12.18	731,358.85		3.25	820
October 31, 2018	6.93	.27	(.27)	—[f]	(.24)	—	(.24)	—[g]	6.69	(.01)	599,510.87		4.01	825
October 31, 2017	6.89	.25	.03	.28	(.24)	—	(.24)	—	6.93	4.16	668,024.88		3.67	1,055
Class B
October 31, 2021	$7.21	.11	(.21)	(.10)	(.09)	(.23)	(.32)	—	$6.79	(1.59)	$4,027	1.48[e]	1.53[e]	1,038
October 31, 2020	7.16	.11	.16	.27	(.01)	(.21)	(.22)	—	7.21	3.96	6,557	1.49[e]	1.49[e]	1,025
October 31, 2019	6.61	.17	.57	.74	(.19)	—	(.19)	—	7.16	11.34	9,471	1.60	2.55	820
October 31, 2018	6.85	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.61	(.74)	12,173	1.62	3.24	825
October 31, 2017	6.82	.20	.02	.22	(.19)	—	(.19)	—	6.85	3.30	19,402	1.63	2.92	1,055
Class C
October 31, 2021	$7.23	.11	(.21)	(.10)	(.09)	(.23)	(.32)	—	$6.81	(1.56)	$75,865	1.48[e]	1.55[e]	1,038
October 31, 2020	7.18	.10	.17	.27	(.01)	(.21)	(.22)	—	7.23	3.95	120,340	1.49[e]	1.46[e]	1,025
October 31, 2019	6.63	.17	.57	.74	(.19)	—	(.19)	—	7.18	11.31	125,300	1.60	2.50	820
October 31, 2018	6.87	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.63	(.75)	103,791	1.62	3.24	825
October 31, 2017	6.84	.20	.02	.22	(.19)	—	(.19)	—	6.87	3.28	131,467	1.63	2.92	1,055
Class M
October 31, 2021	$7.08	.14	(.21)	(.07)	(.13)	(.23)	(.36)	—	$6.65	(1.16)	$53,418	.98[e]	2.05[e]	1,038
October 31, 2020	7.03	.14	.17	.31	(.05)	(.21)	(.26)	—	7.08	4.57	60,661	.99[e]	1.97[e]	1,025
October 31, 2019	6.50	.20	.56	.76	(.23)	—	(.23)	—	7.03	11.85	76,324	1.10	3.01	820
October 31, 2018	6.74	.25	(.26)	(.01)	(.23)	—	(.23)	—[g]	6.50	(.20)	72,688	1.12	3.75	825
October 31, 2017	6.72	.23	.02	.25	(.23)	—	(.23)	—	6.74	3.77	79,485	1.13	3.42	1,055
Class R
October 31, 2021	$7.23	.14	(.20)	(.06)	(.13)	(.23)	(.36)	—	$6.81	(1.03)	$11,023	.98[e]	2.05[e]	1,038
October 31, 2020	7.18	.14	.17	.31	(.05)	(.21)	(.26)	—	7.23	4.46	11,932	.99[e]	1.95[e]	1,025
October 31, 2019	6.62	.21	.57	.78	(.22)	—	(.22)	—	7.18	12.04	12,699	1.10	3.02	820
October 31, 2018	6.86	.26	(.27)	(.01)	(.23)	—	(.23)	—[g]	6.62	(.22)	12,382	1.12	3.76	825
October 31, 2017	6.84	.23	.02	.25	(.23)	—	(.23)	—	6.86	3.66	15,675	1.13	3.43	1,055
Class R5
October 31, 2021	$7.39	.18	(.20)	(.02)	(.17)	(.23)	(.40)	—	$6.97	(.48)	$5,843	.45[e]	2.57[e]	1,038
October 31, 2020	7.33	.18	.18	.36	(.09)	(.21)	(.30)	—	7.39	5.09	5,408	.45[e]	2.48[e]	1,025
October 31, 2019	6.77	.25	.57	.82	(.26)	—	(.26)	—	7.33	12.41	5,105.57		3.55	820
October 31, 2018	7.01	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.77	.33	5,149.58		4.29	825
October 31, 2017	6.97	.26[h]	.04	.30	(.26)	—	(.26)	—	7.01	4.45	3,510.58		3.81[h]	1,055

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Income Fund	Income Fund 99

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2021	$7.44	.19	(.21)	(.02)	(.17)	(.23)	(.40)	—	$7.02	(.46)	$202,650	.38[e]	2.65[e]	1,038
October 31, 2020	7.38	.18	.18	.36	(.09)	(.21)	(.30)	—	7.44	5.06	187,674	.38[e]	2.51[e]	1,025
October 31, 2019	6.80	.25	.59	.84	(.26)	—	(.26)	—	7.38	12.65	129,746.50		3.57	820
October 31, 2018	7.04	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.80	.33	88,269.51		4.37	825
October 31, 2017	7.00	.28	.02	.30	(.26)	—	(.26)	—	7.04	4.45	73,329.51		4.05	1,055
Class Y
October 31, 2021	$7.44	.18	(.21)	(.03)	(.16)	(.23)	(.39)	—	$7.02	(.57)	$2,411,628	.48[e]	2.55[e]	1,038
October 31, 2020	7.38	.17	.18	.35	(.08)	(.21)	(.29)	—	7.44	4.95	2,708,880	.49[e]	2.36[e]	1,025
October 31, 2019	6.80	.24	.60	.84	(.26)	—	(.26)	—	7.38	12.51	1,380,554.60		3.42	820
October 31, 2018	7.03	.30	(.28)	.02	(.25)	—	(.25)	—[g]	6.80	.32	674,882.62		4.26	825
October 31, 2017	6.99	.27	.02	.29	(.25)	—	(.25)	—	7.03	4.30	574,349.63		3.92	1,055

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2021	0.10%
October 31, 2020	0.10

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

h The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

100 Income Fund	Income Fund 101

Notes to financial statements 10/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through October 31, 2021.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) foreign currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

102 Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Income Fund 103

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

104 Income Fund

unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a

Income Fund 105

payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the

106 Income Fund

commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $180,707,947 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $182,480,370 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Income Fund 107

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$23,770,244	$29,149,366	$52,919,610

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $13,641,110 to increase undistributed net investment income and $13,641,110 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

108 Income Fund

Unrealized appreciation	$266,872,346
Unrealized depreciation	(448,344,741)
Net unrealized depreciation	(181,472,395)
Undistributed ordinary income	75,389,986
Capital loss carryforward	(52,919,610)
Cost for federal income tax purposes	$4,770,451,108

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.382% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.33% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,840,316 as a result of these limits.

Putnam Management has also contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,016 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam

Income Fund 109

Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,140,474	Class R5	6,886
Class B	7,664	Class R6	101,134
Class C	144,219	Class Y	3,820,795
Class M	82,951	Total	$5,321,207
Class R	17,084

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,513 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,299, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,949,484
Class B	1.00%	1.00%	52,449
Class C	1.00%	1.00%	987,019
Class M	1.00%	0.50%	283,680
Class R	1.00%	0.50%	58,372
Total			$3,331,004

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $51,634 and $48 from the sale of class A and class M shares, respectively, and received $466 and $410 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

110 Income Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6,197 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$45,714,683,076	$45,961,618,121
U.S. government securities (Long-term)	—	—
Total	$45,714,683,076	$45,961,618,121

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	21,700,630	$155,151,469	40,358,589	$292,288,535
Shares issued in connection with
reinvestment of distributions	5,108,860	36,477,583	3,689,928	26,450,519
	26,809,490	191,629,052	44,048,517	318,739,054
Shares repurchased	(35,738,085)	(253,538,426)	(33,553,294)	(240,791,158)
Net increase (decrease)	(8,928,595)	$(61,909,374)	10,495,223	$77,947,896

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	48,546	$345,657	142,243	$1,015,745
Shares issued in connection with
reinvestment of distributions	32,245	227,923	34,851	246,229
	80,791	573,580	177,094	1,261,974
Shares repurchased	(396,891)	(2,792,120)	(591,177)	(4,214,238)
Net decrease	(316,100)	$(2,218,540)	(414,083)	$(2,952,264)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,574,573	$11,181,116	6,154,984	$44,164,580
Shares issued in connection with
reinvestment of distributions	628,404	4,454,639	485,385	3,440,260
	2,202,977	15,635,755	6,640,369	47,604,840
Shares repurchased	(7,700,754)	(54,015,376)	(7,460,960)	(53,494,856)
Net decrease	(5,497,777)	$(38,379,621)	(820,591)	$(5,890,016)

Income Fund 111

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class M	Shares	Amount	Shares	Amount
Shares sold	2,800	$19,416	30,645	$215,970
Shares issued in connection with
reinvestment of distributions	—	—	4,082	28,694
	2,800	19,416	34,727	244,664
Shares repurchased	(542,900)	(3,745,726)	(2,320,386)	(16,330,063)
Net decrease	(540,100)	$(3,726,310)	(2,285,659)	$(16,085,399)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	480,582	$3,385,052	729,339	$5,211,229
Shares issued in connection with
reinvestment of distributions	79,442	561,678	58,449	414,523
	560,024	3,946,730	787,788	5,625,752
Shares repurchased	(590,389)	(4,139,992)	(907,590)	(6,474,530)
Net decrease	(30,365)	$(193,262)	(119,802)	$(848,778)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	169,445	$1,222,173	113,027	$830,717
Shares issued in connection with
reinvestment of distributions	41,318	298,179	29,754	215,899
	210,763	1,520,352	142,781	1,046,616
Shares repurchased	(103,461)	(744,791)	(107,529)	(784,333)
Net increase	107,302	$775,561	35,252	$262,283

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	13,549,505	$98,161,608	15,465,729	$113,765,129
Shares issued in connection with
reinvestment of distributions	1,329,191	9,656,276	816,145	5,962,254
	14,878,696	107,817,884	16,281,874	119,727,383
Shares repurchased	(11,221,706)	(81,500,550)	(8,663,015)	(63,669,790)
Net increase	3,656,990	$26,317,334	7,618,859	$56,057,593

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	143,746,621	$1,041,351,048	304,936,941	$2,246,954,376
Shares issued in connection with
reinvestment of distributions	16,907,020	123,013,553	8,628,203	63,082,424
	160,653,641	1,164,364,601	313,565,144	2,310,036,800
Shares repurchased	(181,060,555)	(1,306,442,570)	(136,843,174)	(999,765,187)
Net increase (decrease)	(20,406,914)	$(142,077,969)	176,721,970	$1,310,271,613

112 Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 10/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$350,634,973	$662,382,324	$805,295,380	$307,848	$207,721,917
Total Short-term
investments	$350,634,973	$662,382,324	$805,295,380	$307,848	$207,721,917

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Income Fund 113

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$678,800,000
Purchased swap option contracts (contract amount)	$4,400,900,000
Written TBA commitment option contracts (contract amount)	$678,800,000
Written swap option contracts (contract amount)	$3,227,600,000
Futures contracts (number of contracts)	12,000
Forward currency contracts (contract amount)	$230,000
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$6,629,400,000
OTC total return swap contracts (notional)	$56,900,000
Centrally cleared total return swap contracts (notional)	$354,200,000
OTC credit default contracts (notional)	$939,400,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$23,024,478	Payables	$135,882,121
Foreign exchange
contracts	Receivables	3,675	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	164,804,853*	Unrealized depreciation	231,384,037*
Total		$187,833,006		$367,266,158

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

114 Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(28,325,859)	$(28,325,859)
Interest rate contracts	(3,989,588)	(43,026,827)	(10,689,828)	$(57,706,243)
Total	$(3,989,588)	$(43,026,827)	$(39,015,687)	$(86,032,102)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$47,147,515	$47,147,515
Foreign exchange contracts	—	—	3,675	—	$3,675
Interest rate contracts	(20,833,431)	10,384,857	—	2,150,459	$(8,298,115)
Total	$(20,833,431)	$10,384,857	$3,675	$49,297,974	$38,853,075

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Income Fund 115

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$ 3,879,093	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$—	$—	$—	$ —	$—	$—	$—	$ 3,879,093
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared total return
swap contracts§	—	—	1,563,716	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,563,716
OTC Credit default contracts —
protection sold *#	—	—	—	—	33,542	—	—	—	—	64,180	—	113,389	—	—	—	—	—	211,111
OTC Credit default contracts —
protection purchased*#	—	—	—	—	6,604,792	1,677,071	—	5,644,586	—	2,080,287	577,216	6,229,415	—	—	—	—	—	22,813,367
Futures contracts§	—	—	—	—	—	—	—	—	—	1,009,842	—	—	—	—	—	—	—	1,009,842
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	3,675	—	—	—	3,675
Forward premium swap
option contracts#	4,496,451	1,606,583	—	2,802,854	—	—	—	705,352	6,866,347	—	—	723,460	2,003	—	1,686,366	3,686,373	5,707,189	28,282,978
Purchased swap options**#	32,662,301	—	—	—	—	—	2,867,760	—	—	—	—	17,488,349	929,699	—	—	—	—	53,948,109
Total Assets	$37,158,752	$1,606,583	$5,442,809	$2,802,854	$6,638,334	$1,677,071	$2,867,760	$6,349,938	$6,866,347	$3,154,309	$577,216	$24,554,613	$931,702	$3,675	$1,686,366	$3,686,373	$5,707,189	$111,711,891
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	3,412,496	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,412,496
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	203,654	—	—	—	—	—	203,654
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	670,239	—	—	—	46,418,378	14,897,950	—	18,814,155	—	28,838,179	9,702,649	16,336,917	—	—	—	—	—	135,678,467
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	213,498	—	—	—	—	—	—	—	213,498
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap
option contracts#	8,699,459	877,828	—	3,822,414	—	—	—	1,723,345	6,580,823	—	—	690,221	—	—	1,579,228	3,374,758	4,343,746	31,691,822
Written swap options#	37,606,726	—	—	2,712,434	—	—	—	12,105,665	17,887,407	—	—	39,573,332	—	—	1,149,752	1,462,593	1,232,418	113,730,327
Total Liabilities	$46,976,424	$877,828	$3,412,496	$6,534,848	$46,418,378	$14,897,950	$—	$32,643,165	$24,468,230	$29,051,677	$9,702,649	$56,804,124	$—	$—	$2,728,980	$4,837,351	$5,576,164	$284,930,264
Total Financial and
Derivative Net Assets	$(9,817,672)	$728,755	$2,030,313	$(3,731,994)	$(39,780,044)	$(13,220,879)	$2,867,760	$(26,293,227)	$(17,601,883)	$(25,897,368)	$(9,125,433)	$(32,249,511)	$931,702	$3,675	$(1,042,614)	$(1,150,978)	$131,025	$(173,218,373)

116 Income Fund	Income Fund 117

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Total collateral received
(pledged)†##	$(8,652,292)	$530,000	$—	$(3,544,276)	$(39,780,044)	$(13,220,879)	$2,760,000	$(26,293,227)	$(17,601,883)	$(25,897,368)	$(9,125,433)	$(32,249,511)	$931,702	$—	$(1,042,614)	$(1,150,978)	$(317,929)
Net amount	$(1,165,380)	$198,755	$2,030,313	$(187,718)	$—	$—	$107,760	$—	$—	$—	$—	$—	$—	$3,675	$—	$—	$448,954
Controlled collateral received
(including TBA commitments)**	$—	$530,000	$—	$—	$—	$—	$2,760,000	$—	$—	$275,000	$—	$—	$960,000	$—	$—	$—	$—	$4,525,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(8,652,292)	$—	$—	$(3,544,276)	$(40,018,556)	$(13,299,925)	$—	$(27,240,369)	$(17,933,147)	$(26,840,720)	$(9,860,791)	$(32,499,990)	$—	$—	$(1,085,687)	$(1,186,688)	$(317,929)	$(182,480,370)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $12,055,721 and $23,255,772, respectively.

118 Income Fund	Income Fund 119

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $80,781,766 of distributions paid as qualifying to be taxed as interest-related dividends, and $113,120,113 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

120 Income Fund

# About the Trustees

## INDEPENDENT TRUSTEES

### Liaquat Ahamed

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

**Other directorships:** Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

### Ravi Akhoury

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Private investor

**Other directorships:** Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

### Barbara M. Baumann

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

**Other directorships:** Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

### Katinka Domotorffy

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

**Other directorships:** Director of the Great Lakes Science Center and of College Now Greater Cleveland.

### Catharine Bond Hill

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

**Other directorships:** Director of Yale-NUS College and Trustee of Yale University.

### Paul L. Joskow

*Born 1947, Trustee since 1997*

**Principal occupations during past five years:** The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

**Other directorships:** Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

### Kenneth R. Leibler

*Born 1949, Trustee since 2006*
*Vice Chair from 2016 to 2018, and Chair since 2018*

**Principal occupations during past five years:** Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

**Other directorships:** Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Income Fund 121

**George Putnam, III**

*Born 1951, Trustee since 1984*

**Principal occupations during past five years:** Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

**Other directorships:** Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

**Manoj P. Singh**

*Born 1952, Trustee since 2017*

**Principal occupations during past five years:** Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

**Other directorships:** Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

**Mona K. Sutphen**

*Born 1967, Trustee since 2020*

**Principal occupations during past five years:** Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

**Other directorships:** Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

## INTERESTED TRUSTEE

**Robert L. Reynolds***

*Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008*

**Principal occupations during past five years:** President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

**Other directorships:** Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

122 Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Income Fund 123

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

124 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2021	$130,178	$ —	$10,201	$ —
October 31, 2020	$146,605	$ —	$10,810	$ —

For the fiscal years ended October 31, 2021 and October 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $275,100 and $356,652 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2021	$ —	$264,899	$ —	$ —
October 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2021